UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 812-13797

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2023

Date of reporting period: May 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.23

SEMI-ANNUAL REPORT

AB DISRUPTORS ETF

(NYSE: FWD)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Disruptors ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB DISRUPTORS ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,067.10	$1.31	**	0.65	%**
Hypothetical***	$1,000	$1,021.69	$3.28		0.65%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**

Expenses paid are based on the period from March 22, 2023 (commencement of operations) and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the since inception period).

***	Assumes 5% annual return before expenses.

abfunds.com	AB DISRUPTORS ETF | 3

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $76.2

1	The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

NVIDIA Corp.	$4,114,826	5.4%

Microsoft Corp.	2,348,317	3.1

Alphabet, Inc. – Class A	1,844,524	2.4

Meta Platforms, Inc. – Class A	1,739,740	2.3

Amazon.com, Inc.	1,585,868	2.1

Quanta Services, Inc.	1,447,987	1.9

Intuitive Surgical, Inc.	1,234,131	1.6

Advanced Micro Devices, Inc.	1,230,093	1.6

ASML Holding NV	1,227,745	1.6

Advantest Corp.	1,197,803	1.6

	$17,971,034	23.6%

1	Long-term investments.

abfunds.com	AB DISRUPTORS ETF | 5

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.0%
Information Technology – 45.0%
Communications Equipment – 1.5%
Arista Networks, Inc.(a)	6,642	$1,104,830

Electronic Equipment, Instruments & Components – 1.0%
Keyence Corp.	1,600	776,438

IT Services – 3.6%
MongoDB, Inc.(a)	1,301	382,221
Okta, Inc.(a)	3,474	315,787
Shopify, Inc. – Class A(a)	14,723	842,008
Snowflake, Inc. – Class A(a)	3,202	529,483
Twilio, Inc. – Class A(a)	9,173	638,624

		2,708,123

Semiconductors & Semiconductor Equipment – 23.4%
Advanced Micro Devices, Inc.(a)	10,406	1,230,093
Advantest Corp.	9,344	1,197,803
Ambarella, Inc.(a)	5,021	363,119
ASML Holding NV	1,715	1,227,745
Broadcom, Inc.	1,407	1,136,800
Credo Technology Group Holding Ltd.(a)	29,172	391,488
Impinj, Inc.(a)	4,142	423,892
KLA Corp.	1,716	760,171
Lam Research Corp.	1,142	704,271
Lattice Semiconductor Corp.(a)	5,292	430,293
Marvell Technology, Inc.	7,836	458,328
Micron Technology, Inc.	10,921	744,812
Monolithic Power Systems, Inc.	1,283	628,555
NVIDIA Corp.	10,876	4,114,826
ON Semiconductor Corp.(a)	10,397	869,189
Onto Innovation, Inc.(a)	6,867	737,172
QUALCOMM, Inc.	4,001	453,753
SolarEdge Technologies, Inc.(a)	1,857	528,929
Taiwan Semiconductor Manufacturing Co., Ltd.	57,200	1,038,731
Teradyne, Inc.	4,284	429,214

		17,869,184

Software – 15.3%
Adobe, Inc.(a)	2,004	837,251
Alteryx, Inc. – Class A(a)	8,592	334,572
ANSYS, Inc.(a)	2,427	785,353
Atlassian Corp., Ltd. – Class A(a)	3,201	578,709
Confluent, Inc. – Class A(a)	17,868	567,130
Crowdstrike Holdings, Inc. – Class A(a)	1,879	300,884
Datadog, Inc. – Class A(a)	7,957	755,199
HashiCorp, Inc. – Class A(a)	13,728	471,420
HubSpot, Inc.(a)	1,438	744,870

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Microsoft Corp.	7,151	$2,348,317
Palo Alto Networks, Inc.(a)	3,872	826,246
Procore Technologies, Inc.(a)	10,294	622,478
Samsara, Inc. – Class A(a)	21,736	418,418
SentinelOne, Inc. – Class A(a)	18,721	400,255
ServiceNow, Inc.(a)	2,146	1,169,098
Workday, Inc. – Class A(a)	2,283	483,973

		11,644,173

Technology Hardware, Storage & Peripherals – 0.2%
Pure Storage, Inc. – Class A(a)	6,543	188,373

		34,291,121

Industrials – 13.7%
Aerospace & Defense – 0.5%
Rolls-Royce Holdings PLC(a)	210,353	373,599

Air Freight & Logistics – 0.9%
GXO Logistics, Inc.(a)	12,441	695,701

Construction & Engineering – 1.9%
Quanta Services, Inc.	8,154	1,447,987

Electrical Equipment – 6.9%
ABB Ltd. (REG)	27,168	991,254
Contemporary Amperex Technology Co., Ltd. – Class A	18,920	589,006
Eaton Corp. PLC	4,859	854,698
NARI Technology Co., Ltd. – Class A	186,200	719,178
NEXTracker, Inc. – Class A(a)	12,447	476,098
Schneider Electric SE	5,719	983,695
Vestas Wind Systems A/S(a)	23,728	673,740

		5,287,669

Machinery – 3.5%
Deere & Co.	1,572	543,881
Estun Automation Co., Ltd. – Class A	185,600	660,692
Mitsubishi Heavy Industries Ltd.	15,200	642,531
SMC Corp.	1,440	773,827

		2,620,931

		10,425,887

Consumer Discretionary – 11.6%
Automobile Components – 0.9%
Visteon Corp.(a)	5,001	668,034

Automobiles – 1.9%
BYD Co., Ltd. – Class H	19,300	582,828
Tesla, Inc.(a)	4,296	876,083

		1,458,911

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Broadline Retail – 4.5%
Amazon.com, Inc.(a)	13,152	$1,585,868
Cie Financiere Richemont SA (REG)	2,752	435,160
Global-e Online Ltd.(a)	10,868	389,292
MercadoLibre, Inc.(a)	854	1,058,106

		3,468,426

Hotels, Restaurants & Leisure – 3.3%
Booking Holdings, Inc.(a)	291	730,052
DoorDash, Inc. – Class A(a)	7,285	475,638
DraftKings, Inc. – Class A(a)	17,020	397,247
Evolution AB(b)	6,717	879,833

		2,482,770

Textiles, Apparel & Luxury Goods – 1.0%
LVMH Moet Hennessy Louis Vuitton SE	857	743,618

		8,821,759

Health Care – 10.1%
Biotechnology – 0.9%
Genmab A/S(a)	1,720	670,990

Health Care Equipment & Supplies – 4.5%
Align Technology, Inc.(a)	1,290	364,631
Boston Scientific Corp.(a)	14,010	721,235
Intuitive Surgical, Inc.(a)	4,009	1,234,131
Straumann Holding AG (REG)	4,004	582,981
Stryker Corp.	1,869	515,059

		3,418,037

Health Care Technology – 0.5%
Veeva Systems, Inc. – Class A(a)	2,363	391,549

Life Sciences Tools & Services – 2.8%
Danaher Corp.	2,152	494,142
Illumina, Inc.(a)	3,007	591,327
Sartorius AG	1,719	574,528
Thermo Fisher Scientific, Inc.	1,006	511,511

		2,171,508

Pharmaceuticals – 1.4%
Novo Nordisk A/S – Class B	6,578	1,051,132

		7,703,216

Communication Services – 8.9%
Entertainment – 2.4%
Activision Blizzard, Inc.	8,153	653,871
Netflix, Inc.(a)	1,862	735,918
Walt Disney Co. (The)(a)	5,284	464,781

		1,854,570

Interactive Media & Services – 5.5%
Alphabet, Inc. – Class A(a)	15,012	1,844,524

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Meta Platforms, Inc. – Class A(a)	6,572	$1,739,740
Pinterest, Inc. – Class A(a)	792	18,961
Tencent Holdings Ltd.	14,400	571,346

		4,174,571

Media – 1.0%
Trade Desk, Inc. (The) – Class A(a)	10,431	731,004

		6,760,145

Financials – 3.1%
Financial Services – 3.1%
Adyen NV(a)(b)	568	924,546
Mastercard, Inc. – Class A	2,293	836,991
Shift4 Payments, Inc. – Class A(a)	10,143	636,169

		2,397,706

Materials – 0.9%
Metals & Mining – 0.9%
Freeport-McMoRan, Inc.	19,721	677,219

Energy – 0.7%
Energy Equipment & Services – 0.7%
Baker Hughes Co.	20,735	565,029

Total Common Stocks (cost $69,021,521)		71,642,082

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 4.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(c)(d)(e) (cost $3,672,482)	3,672,482	3,672,482

Total Investments – 98.8% (cost $72,694,003)		75,314,564
Other assets less liabilities – 1.2%		909,208

Net Assets – 100.0%		$76,223,772

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2023, the aggregate market value of these securities amounted to $1,804,379 or 2.4% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB DISRUPTORS ETF | 9

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $69,021,521)	$71,642,082
Affiliated issuers (cost $3,672,482)	3,672,482
Cash	3,330
Foreign currencies, at value (cost $26,361)	27,748
Receivable for investment securities sold	1,569,483
Unaffiliated dividends receivable	11,648
Affiliated dividends receivable	5,020

Total assets	76,931,793

Liabilities
Payable for investment securities purchased	688,893
Advisory fee payable	19,128

Total liabilities	708,021

Net Assets	$76,223,772

Composition of Net Assets
Capital stock, at par	$143
Additional paid-in capital	73,763,299
Distributable earnings	2,460,330

Net Assets	$76,223,772

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,430,020 shares outstanding)	$53.30

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Period from March 22, 2023(a) to May 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,423)	$19,697
Affiliated issuers	5,955	$25,652

Expenses
Advisory fee (see Note B)	20,783

Total expenses	20,783
Less: expenses waived and reimbursed by the Adviser (see Note B)	(130)

Net expenses		20,653

Net investment income		4,999

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(163,651)
Foreign currency transactions		(2,907)
Net change in unrealized appreciation (depreciation) of:
Investments		2,620,561
Foreign currency denominated assets and liabilities		1,328

Net gain on investment and foreign currency transactions		2,455,331

Net Increase in Net Assets from Operations		$2,460,330

(a)	Commencement of operations.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	March 22, 2023(a) to May 31, 2023 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,999
Net realized loss on investment transactions	(166,558)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,621,889

Net increase in net assets from operations	2,460,330
Transactions in Shares of the Fund
Net increase (decrease)	73,760,104
Other capital	3,338

Total increase	76,223,772
Net Assets
Beginning of period	– 0	–

End of period	$76,223,772

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Disruptors ETF (the “Fund”). The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

abfunds.com	AB DISRUPTORS ETF | 13

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

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NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB DISRUPTORS ETF | 15

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$30,050,404		$4,240,717		$	– 0	–	$34,291,121
Industrials	5,009,618		5,416,269			– 0	–	10,425,887
Consumer Discretionary	6,180,320		2,641,439			– 0	–	8,821,759
Health Care	4,823,586		2,879,630			– 0	–	7,703,216
Communication Services	6,188,799		571,346			– 0	–	6,760,145
Financials	1,473,160		924,546			– 0	–	2,397,706
Materials	677,219		– 0	–		– 0	–	677,219
Energy	565,029		– 0	–		– 0	–	565,029
Short-Term Investments	3,672,482		– 0	–		– 0	–	3,672,482

Total Investments in Securities	58,640,617		16,673,947			– 0	–	75,314,564
Other Financial Instruments(a)	– 0	–	– 0	–		– 0	–	– 0	–

Total	$58,640,617		$16,673,947		$	– 0	–	$75,314,564

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended May 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $130.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$6,985	$3,313	$3,672	$6

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of each Fund’s average daily net assets. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$14,757,143		$6,161,885
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

For the six months ended May 31, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions	$60,589,913	$	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,671,275
Gross unrealized depreciation	(1,050,714)

Net unrealized appreciation	$2,620,561

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended May 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and

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NOTES TO FINANCIAL STATEMENTS (continued)

redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	March 22, 2023(a) to May 31, 2023 (unaudited)	March 22, 2023(a) to May 31, 2023 (unaudited)

Shares sold	1,430,020	$73,760,104

Net increase	1,430,020	$73,760,104

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Global Risk—The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments. Because the Fund may invest to a significant extent in the information technology sector, the Fund’s performance largely depends on the general condition of that sector. Companies in the information technology sector could be affected by, among other things, changes in interest rates, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition,

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NOTES TO FINANCIAL STATEMENTS (continued)

the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund

ETF Share Price and Net Asset Value—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized

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NOTES TO FINANCIAL STATEMENTS (continued)

Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed Investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is

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NOTES TO FINANCIAL STATEMENTS (continued)

an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of the Fund Outstanding Throughout Each Period

	March 22, 2023(a) to May 31, 2023 (unaudited)

Net asset value, beginning of period	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.01

Net realized and unrealized gain on investment transactions	3.29

Net increase in net asset value from operations	3.30

Net asset value, end of period	$ 53.30

Total Return

Total investment return based on net asset value(d)	6.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$76,224

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.65	%^

Expenses, before waivers/reimbursements	.65	%^

Net investment income(c)	.16	%^

Portfolio turnover rate(e)	22%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Lei Qiu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Disruptive Innovation Investment Team. Ms. Qiu is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Disruptors ETF (the “Fund”) for an initial two-year period at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise

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of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

abfunds.com	AB DISRUPTORS ETF | 31

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services

32 | AB DISRUPTORS ETF	abfunds.com

provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s projected expense ratio was above a median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB DISRUPTORS ETF | 33

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

34 | AB DISRUPTORS ETF	abfunds.com

NOTES

abfunds.com	AB DISRUPTORS ETF | 35

NOTES

36 | AB DISRUPTORS ETF	abfunds.com

AB DISRUPTORS ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-DR-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB HIGH YIELD ETF

(NYSE: HYFI)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB HIGH YIELD ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2 | AB HIGH YIELD ETF	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$993.70	$0.41	**	0.49	%**
Hypothetical***	$1,000	$1,022.49	$2.47		0.49%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**

Expenses paid are based on the period from May 1, 2023 and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the since inception period).

***	Assumes 5% annual return before expenses.

abfunds.com	AB HIGH YIELD ETF | 3

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $66.6

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

4 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 70.2%
Industrial – 63.6%
Basic – 3.8%
Arconic Corp. 6.125%, 02/15/2028(a)	U.S.$	11	$11,102
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		170	128,092
7.50%, 09/30/2029(a)		17	11,757
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		16	15,883
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,332
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		7	6,811
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		137	119,256
Element Solutions, Inc. 3.875%, 09/01/2028(a)		110	96,137
ERP Iron Ore LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	3,332
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		258	218,056
6.125%, 04/15/2032(a)		180	170,487
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		119	100,937
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		12	10,941
3.75%, 02/01/2030(a)		23	20,209
4.75%, 07/15/2027(a)		28	26,886
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	100	92,385
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	30	24,756
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	28,415
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		98	81,733
Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(f)		97	67,055
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(b)(c)(d)(e)(g)		60	– 0	–

abfunds.com	AB HIGH YIELD ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mercer International, Inc. 5.125%, 02/01/2029	U.S.$	82	$65,602
Olympus Water US Holding Corp. 9.75%, 11/15/2028(a)		266	264,369
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		12	10,617
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		431	398,412
Sealed Air Corp. 5.50%, 09/15/2025(a)		33	32,847
6.875%, 07/15/2033(a)		99	101,841
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		53	52,507
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		158	146,596
5.625%, 08/15/2029(a)		261	216,505

			2,528,858

Capital Goods – 5.6%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120	97,147
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	200	157,076
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	187,240
5.25%, 08/15/2027(a)		200	167,852
Ball Corp. 2.875%, 08/15/2030		265	219,396
Bombardier, Inc. 6.00%, 02/15/2028(a)		3	2,780
7.875%, 04/15/2027(a)		173	170,908
Calderys Financing LLC 11.25%, 06/01/2028(a)		169	171,205
Chart Industries, Inc. 7.50%, 01/01/2030(a)		41	41,424
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		16	15,291
5.125%, 07/15/2029(a)		11	10,429
6.375%, 02/01/2031(a)		68	68,150
Crown Americas LLC 5.25%, 04/01/2030		31	29,577
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	20,741
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		218	206,834

6 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Emerald Debt Merger Sub LLC 6.625%, 12/15/2030(a)	U.S.$	56	$55,552
EnerSys 4.375%, 12/15/2027(a)		80	74,628
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		34	33,320
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		28	24,996
Griffon Corp. 5.75%, 03/01/2028		39	36,125
Harsco Corp. 5.75%, 07/31/2027(a)		151	130,692
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	5,791
LSB Industries, Inc. 6.25%, 10/15/2028(a)		197	178,303
Madison IAQ LLC 5.875%, 06/30/2029(a)		263	200,230
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		13	11,693
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	104,292
Stericycle, Inc. 3.875%, 01/15/2029(a)	U.S.$	55	48,614
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		200	184,354
TransDigm, Inc. 4.625%, 01/15/2029		150	132,528
4.875%, 05/01/2029		84	74,647
6.25%, 03/15/2026(a)		243	241,340
6.375%, 06/15/2026		79	78,088
6.75%, 08/15/2028(a)		176	176,294
Triumph Group, Inc. 7.75%, 08/15/2025		23	21,968
9.00%, 03/15/2028(a)		245	248,072
WESCO Distribution, Inc. 7.125%, 06/15/2025(a)		14	14,099
7.25%, 06/15/2028(a)		107	109,201

			3,750,877

Communications - Media – 10.1%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		106	88,873
Altice Financing SA 5.00%, 01/15/2028(a)		228	178,462
5.75%, 08/15/2029(a)		200	153,158
AMC Networks, Inc. 4.25%, 02/15/2029		298	169,863

abfunds.com	AB HIGH YIELD ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Arches Buyer, Inc. 6.125%, 12/01/2028(a)	U.S.$	100	$86,506
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		50	40,079
4.25%, 01/15/2034(a)		482	356,526
4.50%, 08/15/2030(a)		235	193,560
4.50%, 06/01/2033(a)		53	40,460
4.75%, 03/01/2030(a)		40	33,753
5.00%, 02/01/2028(a)		193	175,425
5.125%, 05/01/2027(a)		295	273,843
6.375%, 09/01/2029(a)		66	61,554
7.375%, 03/01/2031(a)		169	161,479
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		239	210,600
CSC Holdings LLC 3.375%, 02/15/2031(a)		208	142,176
4.50%, 11/15/2031(a)		200	138,970
7.50%, 04/01/2028(a)		200	108,674
11.25%, 05/15/2028(a)		209	197,419
DISH DBS Corp. 5.25%, 12/01/2026(a)		270	213,756
5.75%, 12/01/2028(a)		263	190,751
5.875%, 11/15/2024		86	73,656
7.375%, 07/01/2028		71	36,565
7.75%, 07/01/2026		101	57,849
DISH Network Corp. 3.375%, 08/15/2026(h)		27	12,299
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		338	217,091
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		118	81,868
5.25%, 08/15/2027(a)		37	25,998
6.375%, 05/01/2026		5	3,876
8.375%, 05/01/2027		40	22,644
Lamar Media Corp. 4.875%, 01/15/2029		8	7,426
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		200	165,746
6.75%, 10/15/2027(a)		200	185,690
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		349	298,283
National CineMedia LLC 5.75%, 08/15/2026(c)(i)		21	426
5.875%, 04/15/2028(a)(c)(i)		60	20,401
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.25%, 01/15/2029(a)		101	82,577
4.625%, 03/15/2030(a)		11	8,980

8 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)	U.S.$	214	$164,844
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		246	189,885
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		130	84,800
5.125%, 02/15/2027(a)		9	7,369
5.50%, 03/01/2030(a)		344	199,365
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		338	250,955
4.00%, 07/15/2028(a)		97	81,268
4.125%, 07/01/2030(a)		111	86,864
5.00%, 08/01/2027(a)		41	37,216
5.50%, 07/01/2029(a)		24	20,962
Summer BidCo BV 9.00% (9.00% Cash or 9.75% PIK), 11/15/2025(a)(f)	EUR	157	145,809
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	61	52,334
Univision Communications, Inc. 4.50%, 05/01/2029(a)		254	213,142
7.375%, 06/30/2030(a)		150	139,501
Urban One, Inc. 7.375%, 02/01/2028(a)		54	48,639
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		400	316,084
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		200	152,724

			6,709,023

Communications - Telecommunications – 2.4%
Altice France SA/France 3.375%, 01/15/2028(a)	EUR	100	78,516
5.50%, 01/15/2028(a)	U.S.$	200	151,624
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		200	192,794
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		161	120,481
Embarq Corp. 7.995%, 06/01/2036		123	61,364
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		43	31,722
8.75%, 05/15/2030(a)		69	64,517
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		163	150,646
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(e)		158	– 0	–
8.50%, 10/15/2024(b)(c)(e)(g)		47	– 0	–

abfunds.com	AB HIGH YIELD ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 3.75%, 07/15/2029(a)	U.S.$	180	$93,839
3.875%, 11/15/2029(a)		86	63,040
4.25%, 07/01/2028(a)		134	75,301
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142	138,337
Telecom Italia Capital SA 6.375%, 11/15/2033	U.S.$	90	78,484
7.20%, 07/18/2036		175	155,729
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)		200	164,576

			1,620,970

Consumer Cyclical - Automotive – 4.8%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		108	104,574
Clarios Global LP/Clarios US Finance Co. 8.50%, 05/15/2027(a)		59	59,166
Dana, Inc. 4.25%, 09/01/2030		20	16,111
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		255	233,261
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(b)(c)(e)(g)		32	– 0	–
(First Lien) 11.00%, 10/31/2024(a)(b)(c)(e)(g)		13	– 0	–
Ford Motor Co. 3.25%, 02/12/2032		162	123,130
4.75%, 01/15/2043		105	77,474
6.10%, 08/19/2032		307	288,439
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		200	176,906
4.00%, 11/13/2030		200	167,724
4.95%, 05/28/2027		200	187,616
5.113%, 05/03/2029		200	183,078
7.35%, 11/04/2027		206	208,627
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		153	137,750
IHO Verwaltungs GmbH 6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)		200	185,684
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		200	171,070
5.875%, 01/15/2028(a)		200	178,438
Mclaren Finance PLC 7.50%, 08/01/2026(a)		200	168,286

10 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PM General Purchaser LLC 9.50%, 10/01/2028(a)	U.S.$	90	$84,510
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		130	98,545
Titan International, Inc. 7.00%, 04/30/2028		19	17,295
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		150	145,611
7.125%, 04/14/2030(a)		158	159,321

			3,172,616

Consumer Cyclical - Entertainment – 3.9%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		26	23,266
Carnival Corp. 4.00%, 08/01/2028(a)		220	191,965
5.75%, 03/01/2027(a)		195	166,977
9.875%, 08/01/2027(a)		78	80,525
10.50%, 02/01/2026(a)		260	270,195
Cedar Fair LP 5.25%, 07/15/2029		15	13,838
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		128	121,983
5.50%, 05/01/2025(a)		63	62,548
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		151	132,800
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		41	38,437
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		79	75,557
5.875%, 03/15/2026(a)		24	21,832
8.375%, 02/01/2028(a)		90	92,958
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		91	84,160
5.50%, 08/31/2026(a)		49	46,095
5.50%, 04/01/2028(a)		173	159,157
7.25%, 01/15/2030(a)		30	30,275
9.25%, 01/15/2029(a)		82	87,230
11.50%, 06/01/2025(a)		74	78,253
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		121	108,521
8.75%, 05/01/2025(a)		33	33,608
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		13	12,492
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		28	28,179

abfunds.com	AB HIGH YIELD ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Viking Cruises Ltd. 5.875%, 09/15/2027(a)	U.S.$	141	$124,283
7.00%, 02/15/2029(a)		148	130,936
13.00%, 05/15/2025(a)		148	155,623
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	25,333
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		241	218,091

			2,615,117

Consumer Cyclical - Other – 4.3%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		41	39,772
Allwyn Entertainment Financing UK PLC 7.448% (EURIBOR 3 Month + 4.13%), 02/15/2028(a)(j)	EUR	113	120,018
Beazer Homes USA, Inc. 6.75%, 03/15/2025	U.S.$	28	27,821
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		151	135,135
Builders FirstSource, Inc. 6.375%, 06/15/2032(a)		115	113,134
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		239	238,458
7.00%, 02/15/2030(a)		65	65,218
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		105	97,166
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		26	19,110
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	18,617
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		223	197,562
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	37,784
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		320	265,296
4.875%, 01/15/2030		17	15,814
5.75%, 05/01/2028(a)		11	10,864
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		241	204,510
5.00%, 06/01/2029(a)		49	43,550
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		40	37,527

12 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mattamy Group Corp. 4.625%, 03/01/2030(a)	U.S.$	232	$199,710
MGM Resorts International 4.75%, 10/15/2028		138	125,677
6.75%, 05/01/2025		90	90,363
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		20	14,191
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		9	8,901
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		20	17,480
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,394
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		61	56,722
5.875%, 06/15/2027(a)		17	16,574
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	16,956
Travel + Leisure Co. 4.50%, 12/01/2029(a)		52	44,113
4.625%, 03/01/2030(a)		12	10,175
6.625%, 07/31/2026(a)		249	246,430
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		70	64,450
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		184	173,087
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	76,970

			2,864,549

Consumer Cyclical - Restaurants – 0.7%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		146	129,353
5.75%, 04/15/2025(a)		124	123,905
IRB Holding Corp. 7.00%, 06/15/2025(a)		5	5,017
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	18,437
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	113	130,062
Yum! Brands, Inc. 4.625%, 01/31/2032	U.S.$	96	87,323

			494,097

abfunds.com	AB HIGH YIELD ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 3.8%
Arko Corp. 5.125%, 11/15/2029(a)	U.S.$	99	$77,790
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		99	87,380
5.00%, 02/15/2032(a)		26	22,318
Bath & Body Works, Inc. 6.75%, 07/01/2036		160	142,563
6.875%, 11/01/2035		128	115,839
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	24,101
Carvana Co. 5.50%, 04/15/2027(a)		39	23,492
5.875%, 10/01/2028(a)		114	64,901
FirstCash, Inc. 5.625%, 01/01/2030(a)		11	9,986
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	23,300
Gap, Inc. (The) 3.625%, 10/01/2029(a)		18	12,718
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		9	7,895
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		72	60,288
Levi Strauss & Co. 3.50%, 03/01/2031(a)		86	71,050
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(a)		58	35,826
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		309	278,434
Penske Automotive Group, Inc. 3.75%, 06/15/2029		80	68,660
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		250	242,968
Rite Aid Corp. 7.50%, 07/01/2025(a)		17	11,545
8.00%, 11/15/2026(a)		263	138,572
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		115	95,161
4.875%, 11/15/2031(a)		238	189,343
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		406	367,779
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	15,822

14 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Staples, Inc. 7.50%, 04/15/2026(a)	U.S.$	206	$169,367
10.75%, 04/15/2027(a)		61	37,521
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		33	32,924
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	16,502
William Carter Co. (The) 5.625%, 03/15/2027(a)		37	36,136
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		68	54,212

			2,534,393

Consumer Non-Cyclical – 9.4%
AdaptHealth LLC 4.625%, 08/01/2029(a)		206	158,711
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		10	8,560
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		346	301,089
4.875%, 02/15/2030(a)		100	92,410
6.50%, 02/15/2028(a)		31	30,882
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	31,164
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	118,478
5.00%, 02/15/2029(a)		20	8,888
6.25%, 02/15/2029(a)		31	13,868
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)		14	11,393
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		78	68,882
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		20	14,366
5.25%, 05/15/2030(a)		498	374,108
5.625%, 03/15/2027(a)		17	14,550
6.00%, 01/15/2029(a)		14	11,290
6.875%, 04/01/2028(a)		138	77,280
6.875%, 04/15/2029(a)		126	71,141
8.00%, 03/15/2026(a)		44	41,074
DaVita, Inc. 3.75%, 02/15/2031(a)		154	122,107
4.625%, 06/01/2030(a)		212	181,868
Elanco Animal Health, Inc. 6.65%, 08/28/2028(k)		249	238,726
Embecta Corp. 5.00%, 02/15/2030(a)		275	230,742

abfunds.com	AB HIGH YIELD ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)	U.S.$	122	$66,935
Garden Spinco Corp. 8.625%, 07/20/2030(a)		82	88,787
Grifols Escrow Issuer SA 4.75%, 10/15/2028(a)		200	169,566
IQVIA, Inc. 6.50%, 05/15/2030(a)		200	202,486
Jazz Securities DAC 4.375%, 01/15/2029(a)		200	178,878
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		150	128,675
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		99	88,391
4.875%, 05/15/2028(a)		17	16,401
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		107	80,576
6.75%, 04/15/2025(a)		102	90,772
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		424	206,895
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(a)		3	1,268
Medline Borrower LP 3.875%, 04/01/2029(a)		259	223,784
5.25%, 10/01/2029(a)		425	365,152
ModivCare, Inc. 5.875%, 11/15/2025(a)		24	22,285
Newell Brands, Inc. 4.70%, 04/01/2026(k)		125	116,111
6.00%, 04/01/2046(k)		27	19,944
6.375%, 09/15/2027		8	7,607
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		200	178,138
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		75	66,205
Perrigo Finance Unlimited Co. 4.40%, 06/15/2030(k)		219	190,607
Post Holdings, Inc. 4.50%, 09/15/2031(a)		125	105,956
4.625%, 04/15/2030(a)		58	50,769
5.50%, 12/15/2029(a)		100	93,051
5.75%, 03/01/2027(a)		14	13,739
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		103	88,588

16 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiology Partners, Inc. 9.25%, 02/01/2028(a)	U.S.$	6	$1,677
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	17,983
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		193	157,693
5.75%, 07/15/2025		3	2,988
Tenet Healthcare Corp. 4.375%, 01/15/2030		153	136,331
6.125%, 10/01/2028		131	124,171
6.125%, 06/15/2030(a)		149	144,175
6.25%, 02/01/2027		51	50,240
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		222	188,094
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		342	289,934
US Renal Care, Inc. 10.625%, 07/15/2027(a)		80	23,904

			6,220,333

Energy – 3.4%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		63	57,028
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		23	23,316
Callon Petroleum Co. 7.50%, 06/15/2030(a)		79	73,307
8.25%, 07/15/2025		8	7,960
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		72	72,130
CITGO Petroleum Corp.
6.375%, 06/15/2026(a)		16	15,452
7.00%, 06/15/2025(a)		50	49,120
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		58	54,830
CNX Resources Corp. 6.00%, 01/15/2029(a)		37	34,196
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	50,584
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		89	82,982
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		86	78,957
EnLink Midstream Partners LP Series C 8.976% (LIBOR 3 Month + 4.11%), 07/03/2023(j)(l)		102	81,591

abfunds.com	AB HIGH YIELD ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EQM Midstream Partners LP 4.50%, 01/15/2029(a)	U.S.$	65	$56,893
4.75%, 01/15/2031(a)		119	102,106
5.50%, 07/15/2028		18	16,884
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		7	6,637
6.50%, 10/01/2025		24	23,537
7.75%, 02/01/2028		28	26,930
8.00%, 01/15/2027		56	54,561
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		96	88,321
7.00%, 08/01/2027		21	20,164
Gulfport Energy Corp. 6.00%, 10/15/2024(c)		128	81
6.375%, 05/15/2025(c)		24	15
6.375%, 01/15/2026(c)		30	19
6.625%, 05/01/2023(c)		4	2
8.00%, 05/17/2026(a)		29	29,081
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		17	14,733
5.625%, 02/15/2026(a)		130	127,529
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		5	4,506
ITT Holdings LLC 6.50%, 08/01/2029(a)		227	181,073
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48	46,602
Murphy Oil Corp. 5.875%, 12/01/2042(k)		20	16,353
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		27	24,764
7.50%, 01/15/2028(a)		37	32,010
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		47	44,138
New Fortress Energy, Inc. 6.75%, 09/15/2025 (a)		77	70,917
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		64	61,301
NuStar Logistics LP 6.375%, 10/01/2030		17	16,362
PDC Energy, Inc. 5.75%, 05/15/2026		51	50,874
Southwestern Energy Co. 5.70%, 01/23/2025(k)		32	31,772
8.375%, 09/15/2028		10	10,421

18 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(a)	U.S.$	150	$142,659
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		16	15,413
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		14	12,150
6.00%, 09/01/2031(a)		7	5,991
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		69	59,387
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		105	105,475
8.375%, 06/01/2031(a)		105	105,583

			2,286,697

Other Industrial – 0.5%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		42	38,272
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153	141,112
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)	U.S.$	64	64,747
7.75%, 03/15/2031(a)		52	54,205

			298,336

Services – 5.5%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		156	133,987
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 07/15/2027(a)		51	44,833
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		400	330,522
4.875%, 06/01/2028(a)	GBP	100	95,852
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	194	158,112
APX Group, Inc. 5.75%, 07/15/2029(a)		44	37,631
6.75%, 02/15/2027(a)		241	237,645
Aramark Services, Inc. 5.00%, 02/01/2028(a)		172	162,526
Block, Inc. 2.75%, 06/01/2026		118	106,425
3.50%, 06/01/2031		100	81,828
Elior Group SA 3.75%, 07/15/2026(a)	EUR	100	91,409

abfunds.com	AB HIGH YIELD ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	151	$137,822
9.50%, 11/01/2027(a)		71	66,839
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	91,917
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		14	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		193	154,657
5.75%, 11/01/2028(a)		312	223,133
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		242	221,984
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	92,168
6.25%, 01/15/2028(a)		311	285,619
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	236	213,098
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)	U.S.$	101	85,763
9.25%, 04/15/2025(a)		65	62,091
11.25%, 12/15/2027(a)		110	84,491
Service Corp. International/US 3.375%, 08/15/2030		22	18,323
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		27	27,135
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		137	137,211
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	15,215
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		305	257,014

			3,655,250

Technology – 3.0%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		37	30,073
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		42	34,566
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		44	44,124
CommScope, Inc. 4.75%, 09/01/2029(a)		28	22,041
8.25%, 03/01/2027(a)		29	22,588
Elastic NV 4.125%, 07/15/2029(a)		17	14,705
Entegris Escrow Corp. 5.95%, 06/15/2030(a)		164	157,994

20 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gen Digital, Inc. 6.75%, 09/30/2027(a)	U.S.$	194	$193,736
GoTo Group, Inc. 5.50%, 09/01/2027(a)		148	84,946
Imola Merger Corp. 4.75%, 05/15/2029(a)		40	34,547
NCR Corp. 5.00%, 10/01/2028(a)		86	75,949
5.125%, 04/15/2029(a)		209	182,342
5.75%, 09/01/2027(a)		27	26,800
Playtika Holding Corp. 4.25%, 03/15/2029(a)		90	76,258
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		125	116,789
8.25%, 02/01/2028(a)		200	184,006
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		341	136,427
5.375%, 12/01/2028(a)		109	27,951
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	14,019
Seagate HDD Cayman 4.091%, 06/01/2029		117	101,076
8.25%, 12/15/2029(a)		76	77,905
8.50%, 07/15/2031(a)		78	79,891
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		102	86,464
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		190	141,997
Virtusa Corp. 7.125%, 12/15/2028(a)		37	29,514

			1,996,708

Transportation - Airlines – 1.2%
Air Canada 3.875%, 08/15/2026(a)		25	23,215
Allegiant Travel Co. 7.25%, 08/15/2027(a)		38	37,719
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		183	179,413
5.75%, 04/20/2029(a)		161	154,213
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		224	208,891
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		162	163,561
United Airlines, Inc. 4.625%, 04/15/2029(a)		22	19,888

			786,900

abfunds.com	AB HIGH YIELD ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	151	$135,210
5.375%, 03/01/2029(a)		157	141,126
5.75%, 07/15/2027(a)		22	20,776
Hertz Corp. (The) 4.625%, 12/01/2026(a)		183	163,124
5.00%, 12/01/2029(a)		196	157,319
Mundys SpA 1.875%, 02/12/2028(a)	EUR	153	137,271
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	32	28,278

			783,104

			42,317,828

Financial Institutions – 5.7%
Banking – 0.4%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(l)		164	115,899
Series C 4.70%, 05/15/2028(l)		28	18,398
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		103	96,570
7.00%, 01/15/2026(a)		22	20,016
Societe Generale SA 8.00%, 09/29/2025(a)(l)		3	2,814

			253,697

Brokerage – 0.2%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		87	83,737
AG Issuer LLC 6.25%, 03/01/2028(a)		36	33,236
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	9,494
NFP Corp. 4.875%, 08/15/2028(a)		24	21,431
7.50%, 10/01/2030(a)		10	9,642

			157,540

Finance – 2.6%
Aircastle Ltd. 5.25%, 06/15/2026(a)(l)		31	21,232
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	86,747
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	26,979

22 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)	U.S.$	55	$48,550
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		214	82,921
Enova International, Inc. 8.50%, 09/01/2024(a)		13	12,969
8.50%, 09/15/2025(a)		131	126,093
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		53	52,746
8.00%, 06/15/2028(a)		80	78,746
goeasy Ltd. 5.375%, 12/01/2024(a)		176	168,791
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		400	325,864
Navient Corp. 4.875%, 03/15/2028		80	66,318
5.625%, 08/01/2033		151	108,090
6.125%, 03/25/2024		115	112,979
7.25%, 09/25/2023		35	34,941
SLM Corp. 3.125%, 11/02/2026		89	76,398
4.20%, 10/29/2025		190	173,810
Synchrony Financial 7.25%, 02/02/2033		117	103,812

			1,707,986

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)		12	10,093
6.00%, 08/01/2029(a)		19	15,938
10.125%, 08/01/2026(a)		40	40,369

			66,400

Other Finance – 0.6%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	127,559
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		54	34,031
3.625%, 10/01/2031(a)		78	45,379
Intrum AB 3.50%, 07/15/2026(a)	EUR	100	84,101
Motion Finco SARL 7.00%, 05/15/2025(a)		132	143,124

			434,194

REITs – 1.8%
Aedas Homes Opco SLU 4.00%, 08/15/2026(a)		111	106,817
Agps Bondco PLC 5.50%, 11/13/2026(a)		100	42,233

abfunds.com	AB HIGH YIELD ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	137	$109,519
5.75%, 05/15/2026(a)		2	1,770
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		198	168,666
4.875%, 09/15/2029(a)		69	61,680
5.25%, 07/15/2030(a)		25	22,376
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031		314	211,941
4.625%, 08/01/2029		21	15,711
5.00%, 10/15/2027		122	100,273
Office Properties Income Trust 3.45%, 10/15/2031		45	21,496
Service Properties Trust 7.50%, 09/15/2025		247	242,053
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	100	83,427

			1,187,962

			3,807,779

Utility – 0.9%
Electric – 0.9%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	100	91,014
5.125%, 03/15/2028(a)		96	86,085
NRG Energy, Inc. 3.875%, 02/15/2032(a)		205	159,392
10.25%, 03/15/2028(a)(l)		47	44,528
Vistra Corp. 7.00%, 12/15/2026(a)(l)		28	24,651
8.00%, 10/15/2026(a)(l)		29	27,108
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		103	90,112
5.50%, 09/01/2026(a)		78	75,818

			598,708

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		14	12,686
5.875%, 08/20/2026		11	10,234

			22,920

			621,628

Total Corporates - Non-Investment Grade (cost $52,045,236)			46,747,235

24 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 17.3%
Industrial – 9.1%
Basic – 0.7%
ArcelorMittal SA 7.00%, 10/15/2039(k)	U.S.$	25	$25,852
Arconic Corp. 6.00%, 05/15/2025(a)		20	20,175
Celanese US Holdings LLC 6.05%, 03/15/2025		43	43,182
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		99	94,944
Glencore Funding LLC 5.70%, 05/08/2033(a)		139	137,624
Olin Corp. 5.625%, 08/01/2029		135	129,388

			451,165

Capital Goods – 0.1%
General Electric Co. Series D 8.196% (LIBOR 3 Month + 3.33%), 09/15/2023(j)(l)		19	19,127
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	4,066
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		27	26,968
6.40%, 04/15/2033(a)		32	31,638

			81,799

Communications - Media – 0.6%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		314	276,756
Discovery Communications LLC 4.125%, 05/15/2029		12	10,915
Warnermedia Holdings, Inc. 3.755%, 03/15/2027		47	44,025
4.279%, 03/15/2032		65	56,816

			388,512

Communications - Telecommunications – 0.8%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		21	19,565
Sprint Capital Corp. 8.75%, 03/15/2032		357	433,473
Sprint LLC 7.875%, 09/15/2023		73	73,317

			526,355

abfunds.com	AB HIGH YIELD ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.2%
General Motors Financial Co., Inc. 5.85%, 04/06/2030	U.S.$	170	$168,339
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)		275	275,536
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(a)		14	11,828
2.75%, 03/09/2028(a)		183	149,140
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		200	170,434

			775,277

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)		78	71,558
5.875%, 12/15/2027(a)		66	64,309

			135,867

Consumer Cyclical - Other – 0.9%
International Game Technology PLC 4.125%, 04/15/2026(a)		200	189,976
Las Vegas Sands Corp. 3.50%, 08/18/2026		10	9,251
MDC Holdings, Inc. 6.00%, 01/15/2043		86	75,498
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		300	239,607
Toll Brothers Finance Corp. 4.875%, 03/15/2027		93	91,088

			605,420

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings LLC 4.50%, 12/15/2034		225	155,473
5.875%, 03/15/2030(a)		45	39,003
6.125%, 03/15/2032(a)		37	31,452

			225,928

Consumer Non-Cyclical – 0.5%
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	36,920
4.25%, 05/01/2028(a)		20	18,228
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		148	118,225
5.875%, 09/30/2027(a)		136	133,638

			307,011

26 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.7%
Antero Resources Corp. 7.625%, 02/01/2029(a)	U.S.$	3	$3,054
Apache Corp. 5.10%, 09/01/2040		326	269,038
Cenovus Energy, Inc. 5.40%, 06/15/2047		2	1,795
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	12,005
5.75%, 01/15/2031(a)		28	26,662
EnLink Midstream Partners LP 5.60%, 04/01/2044		14	11,239
EQT Corp. 3.90%, 10/01/2027		118	109,879
Hess Corp. 7.30%, 08/15/2031		36	39,521
Marathon Oil Corp. 6.80%, 03/15/2032		34	35,315
Occidental Petroleum Corp. 5.50%, 12/01/2025		28	27,869
5.55%, 03/15/2026		272	271,374
6.125%, 01/01/2031		46	46,745
6.20%, 03/15/2040		69	67,388
8.50%, 07/15/2027		42	46,003
8.875%, 07/15/2030		42	48,259
Ovintiv, Inc. 5.65%, 05/15/2028		62	61,702
6.25%, 07/15/2033		94	93,178
Var Energi ASA 7.50%, 01/15/2028(a)		200	208,988
8.00%, 11/15/2032(a)		200	213,128
Western Midstream Operating LP 3.95%, 06/01/2025		26	25,006
4.30%, 02/01/2030(k)		49	43,706
4.65%, 07/01/2026		41	39,592
4.75%, 08/15/2028		12	11,349
5.45%, 04/01/2044		26	21,812
5.50%, 02/01/2050(k)		84	67,433

			1,802,040

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028(a)		83	82,634
6.25%, 06/15/2033(a)		72	72,545

			155,179

Technology – 0.2%
HP, Inc. 5.50%, 01/15/2033		91	89,468

abfunds.com	AB HIGH YIELD ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MSCI, Inc. 4.00%, 11/15/2029(a)	U.S.$	25	$22,489
Western Digital Corp. 2.85%, 02/01/2029		14	11,311

			123,268

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	43,413
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		199	198,518

			241,931

Transportation - Services – 0.3%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	191,556

			6,011,308

Financial Institutions – 7.8%
Banking – 6.7%
AIB Group PLC 4.263%, 04/10/2025(a)		200	195,388
Ally Financial, Inc. 6.70%, 02/14/2033		66	58,031
8.00%, 11/01/2031		44	45,875
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		200	199,454
Barclays PLC 6.125%, 12/15/2025(l)		200	173,098
BNP Paribas SA 4.625%, 02/25/2031(a)(l)		200	142,114
Citigroup, Inc. Series W 4.00%, 12/10/2025(l)		18	15,455
Series Y 4.15%, 11/15/2026(l)		46	37,290
Credit Suisse Group AG 6.373%, 07/15/2026(a)		250	245,893
Deutsche Bank AG/New York NY 6.72%, 01/18/2029		160	160,979
7.079%, 02/10/2034		200	182,902
Discover Financial Services 6.70%, 11/29/2032		58	60,146
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		37	36,589
Goldman Sachs Group, Inc. (The) Series P 8.211% (LIBOR 3 Month + 2.87%), 07/03/2023(j)(l)		40	39,044

28 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 4.762%, 03/29/2033	U.S.$	203	$183,571
7.39%, 11/03/2028		200	213,624
8.113%, 11/03/2033		200	222,838
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)		350	357,655
Lloyds Banking Group PLC 6.00%, 03/29/2049	GBP	8	8,943
7.50%, 06/27/2024(l)	U.S.$	201	193,432
7.953%, 11/15/2033		200	219,012
NatWest Group PLC 7.472%, 11/10/2026		205	213,011
Santander Holdings USA, Inc. 6.499%, 03/09/2029		184	186,563
Santander UK Group Holdings PLC 6.833%, 11/21/2026		353	357,268
Standard Chartered PLC 7.776%, 11/16/2025(a)		273	280,467
Truist Financial Corp. 1.95%, 06/05/2030		18	14,434
5.122%, 01/26/2034		85	81,200
UniCredit SpA 1.982%, 06/03/2027(a)		230	202,538
US Bancorp 4.839%, 02/01/2034		55	51,615
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(l)		111	97,111

			4,475,540

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(l)		20	19,278
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		12	10,551

			29,829

Finance – 0.6%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		50	40,394
Aircastle Ltd. 2.85%, 01/26/2028(a)		2	1,709
5.25%, 08/11/2025(a)		148	143,659
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,783
1.95%, 09/20/2026(a)		147	127,518

abfunds.com	AB HIGH YIELD ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.50%, 11/01/2027(a)	U.S.$	18	$16,072
4.125%, 08/01/2025(a)		16	15,049
4.375%, 01/30/2024(a)		36	35,161
4.875%, 10/01/2025(a)		6	5,771

			387,116

Insurance – 0.2%
ACE Capital Trust II 9.70%, 04/01/2030		20	23,900
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	56,764
Prudential Financial, Inc. 5.20%, 03/15/2044		20	19,499
5.625%, 06/15/2043		49	48,946

			149,109

REITs – 0.2%
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(a)		93	92,329
5.75%, 02/01/2027(a)		59	58,205

			150,534

			5,192,128

Utility – 0.4%
Electric – 0.4%
Enel Finance International NV 7.50%, 10/14/2032(a)		200	221,514
NRG Energy, Inc. 7.00%, 03/15/2033(a)		55	55,503

			277,017

Total Corporates - Investment Grade (cost $11,570,118)			11,480,453

GOVERNMENTS - TREASURIES – 2.1%
United States – 2.1%
U.S. Treasury Notes 3.875%, 09/30/2029 (cost $1,384,499)		1,380	1,389,588

EMERGING MARKETS - CORPORATE BONDS – 1.8%
Industrial – 1.8%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		91	81,673

30 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)	U.S.$	180	$166,725

Consumer Cyclical - Other – 0.9%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		236	188,033
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		221	196,414
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	186,000

			570,447

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 01/01/2023(a)		1	– 0	–

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 7.875%, 09/15/2029		200	203,850
Tonon Luxembourg SA 6.50%, 10/31/2024(a)(c)(e)(g)(i)		2	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(b)(c)(d)(e)(g)		96	10

			203,860

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)		200	173,287

			1,195,992

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)(g)		28	27,129

Total Emerging Markets - Corporate Bonds (cost $1,422,042)			1,223,121

BANK LOANS – 1.6%
Industrial – 1.4%
Capital Goods – 0.2%
ACProducts Holdings, Inc. 9.409% (LIBOR 3 Month + 4.00%), 05/17/2028(m)		97	78,922
Apex Tool Group, LLC 10.416% (LIBOR 3 Month + 5.00%), 02/08/2029(m)		45	39,084

			118,006

abfunds.com	AB HIGH YIELD ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 9.719% (LIBOR 3 Month + 5.00%), 10/28/2027(m)	U.S.$	37	$33,216
Clear Channel Outdoor Holdings, Inc. 8.807% (LIBOR 3 Month + 4.00%), 08/21/2026(m)		12	10,876
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 8.154% (LIBOR 3 Month + 3.00%), 05/01/2026(m)		18	13,836

			57,928

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 10.275% (LIBOR 3 Month + 5.00%), 04/27/2027(m)		56	55,623
Directv Financing, LLC 10.154% (LIBOR 3 Month + 5.00%), 08/02/2027(m)		52	49,159
Proofpoint, Inc. 11.404% (LIBOR 3 Month + 6.00%), 08/31/2029(b)(m)		120	115,200

			219,982

Consumer Non-Cyclical – 0.2%
Gainwell Acquisition Corp. 8.998% (LIBOR 3 Month + 4.00%), 10/01/2027(m)		39	36,962
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 9.023% (LIBOR 3 Month + 4.00%), 11/16/2025(m)		27	23,927
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.503% (LIBOR 3 Month + 6.00%), 12/15/2027(m)		88	82,548

			143,437

Other Industrial – 0.2%
American Tire Distributors, Inc. 11.488% (LIBOR 3 Month + 6.00%), 10/20/2028(m)		82	68,700
FCG Acquisitions, Inc. 11.909% (LIBOR 3 Month + 6.75%), 03/29/2029		30	28,100

			96,800

32 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.0%
Verscend Holding Corp. 9.154% (LIBOR 3 Month + 6.00%), 08/27/2025(m)	U.S.$	26	$25,643

Technology – 0.4%
Ascend Learning, LLC 11.003% (LIBOR 3 Month + 6.00%), 12/10/2029(m)		50	42,667
Banff Guarantor, Inc. 10.654% (LIBOR 3 Month + 6.00%), 02/27/2026(m)		50	48,150
Boxer Parent Co., Inc. 8.904% (LIBOR 3 Month + 4.00%), 10/02/2025(m)		57	56,072
FINThrive Software Intermediate Holdings, Inc. 11.904% (LIBOR 3 Month + 7.00%), 12/17/2029(b)(m)		50	29,000
Loyalty Ventures, Inc. 11.250% (LIBOR 3 Month + 5.00%), 11/03/2027(c)(i)(m)		122	11,498
Veritas US, Inc. 10.153% (LIBOR 3 Month + 5.00%), 09/01/2025(m)		82	61,982

			249,369

			911,165

Financial Institutions – 0.2%
Insurance – 0.2%
Asurion, LLC 9.503% (SOFR + 4.00%), 08/19/2028(m)		160	147,000

Total Bank Loans (cost $1,273,135)			1,058,165

		Shares
COMMON STOCKS – 0.5%
Energy – 0.2%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(b)(e)		21,027	– 0	–
CHC Group LLC(c)		468	1
Diamond Offshore Drilling, Inc.(c)		1,142	12,505

			12,506

Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.		2,975	18,743
Civitas Resources, Inc.		523	34,936
Denbury, Inc.(c)		339	30,568

abfunds.com	AB HIGH YIELD ETF | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Global Partners LP/MA	1,004	$29,016
K201640219 South Africa Ltd. Series A(b)(c)(e)	191,574	– 0	–
K201640219 South Africa Ltd. Series B(b)(c)(e)	30,276	– 0	–
SandRidge Energy, Inc.(c)	5	67

		113,330

		125,836

Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(b)(c)(e)	3,584	84,224

Consumer Discretionary – 0.1%
Broadline Retail – 0.1%
ATD New Holdings, Inc.(b)(c)	1,009	47,927
K2016470219 South Africa Ltd.(b)(e)	993	– 0	–

		47,927

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(c)	151	6,193

		54,120

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Emergence SA(b)(c)	1,932	47,913
Intelsat Jackson Holdings SA(b)(c)(e)	201	– 0	–

		47,913

Media – 0.0%
DISH Network Corp. – Class A(c)	100	643
iHeartMedia, Inc. – Class A(c)	1,045	2,477

		3,120

		51,033

Industrials – 0.0%
Consumer Cyclical Services – 0.0%
Edcon Ltd.(b)(e)	8,218	– 0	–

Electrical Equipment – 0.0%
Exide Technologies(b)(c)(e)	7	2,625

		2,625

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(c)	91	250

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.	6	168

34 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 0.0%
Software – 0.0%
Monitronics International, Inc.(c)	262	$	– 0	–

Total Common Stocks (cost $546,385)			318,256

PREFERRED STOCKS – 0.2%
Industrial – 0.1%
Consumer Cyclical - Automotive – 0.1%
Exide International Holdings LP 0.00%(b)(e)(g)	39		34,125

Energy – 0.0%
Gulfport Energy Corp. 10.00%(b)	4		24,800

			58,925

Industrials – 0.1%
Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%	1,425		38,147

Financials – 0.0%
Capital Markets – 0.0%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%	2,175		27,949

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%,	490		8,330

Total Preferred Stocks (cost $93,585)			133,351

RIGHTS – 0.0%
Utilities – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(c)	3,442		3,700

abfunds.com	AB HIGH YIELD ETF | 35

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Jackson Holdings SA Series B, expiring 12/31/2049(b)(c)(e)		201	$	– 0	–

Total Rights (cost $0)				3,700

		Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.0%
Non-Agency Fixed Rate CMBS – 0.0%
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.055%, 01/10/2047(a) (cost $11,491)	U.S.$	12		3,190

		Shares
WARRANTS – 0.0%
Industrial – 0.0%
Energy – 0.0%
Athabasca Oil Corp., expiring 11/01/2026(b)(c)(e) (cost $0)		85		128

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(n)(o)(p) (cost $3,385,720)		3,385,720		3,385,720

Total Investments – 98.8% (cost $71,732,211)				65,742,907
Other assets less liabilities – 1.2%				828,894

Net Assets – 100.0%				$66,571,801

36 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	200	USD	249	07/21/2023	$1,222
Bank of America, NA	EUR	1,723	USD	1,879	07/31/2023	36,265

						$37,487

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)%	Monthly	3.00%	USD	110	$22,758	$11,336	$11,422

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	1 Day SOFR	Maturity	USD	507	06/20/2023	$(77,086)
Pay Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	1 Day SOFR	Maturity	USD	600	06/20/2023	(15,430)

						$(92,516)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2023, the aggregate market value of these securities amounted to $46,151,770 or 69.3% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Fair valued by the Adviser.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at May 31, 2023.

abfunds.com	AB HIGH YIELD ETF | 37

PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of May 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide International Holdings LP	11/05/2020	$29,328		$34,125		0.05%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Intelsat Jackson Holdings SA 8.50%, 10/15/2024	09/05/2018 - 04/17/2019	– 0	–	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018 - 06/04/2019	28,019		27,129		0.04%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2020	3,917		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161		10		0.00%

(h)	Convertible security.

(i)	Defaulted.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2023.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 2023.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	The stated coupon rate represents the greater of the LIBOR or an alternative base rate such as the SOFR or the LIBOR/SOFR floor rate plus a spread at May 31, 2023.

(n)	Affiliated investments.

(o)	The rate shown represents the 7-day yield as of period end.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

38 | AB HIGH YIELD ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $68,346,491)	$62,357,187
Affiliated issuers (cost $3,385,720)	3,385,720
Cash	10,359
Cash collateral due from broker	372,441
Foreign currencies, at value (cost $11,131)	11,410
Unaffiliated interest and dividends receivable	996,689
Receivable for investment securities sold	39,554
Unrealized appreciation on forward currency exchange contracts	37,487
Market value on credit default swaps (net premiums paid $11,336)	22,758
Affiliated dividends receivable	10,121

Total assets	67,243,726

Liabilities
Payable for investment securities purchased	450,571
Unrealized depreciation on total return swaps	92,516
Audit and tax fee payable	36,747
Transfer Agency fee payable	13,291
Advisory fee payable	10,186
Directors’ fee payable	4,859
Foreign capital gains tax payable	4,029
Other liabilities	59,726

Total liabilities	671,925

Net Assets	$66,571,801

Composition of Net Assets
Capital stock, at par	$191
Additional paid-in capital	86,670,133
Accumulated loss	(20,098,523)

Net Assets	$66,571,801

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,914,045 shares outstanding)	$34.78

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 39

STATEMENT OF OPERATIONS

For the period of May 1, 2023 to May 31, 2023(a)(b) (unaudited)

Investment Income
Interest	$392,207
Dividends
Affiliated issuers	13,061
Unaffiliated issuers	1,389	$406,657

Expenses
Advisory fee (see Note B)	24,248
Transfer agency—Advisor Class	13,291
Directors’ fees	4,859
Administrative	3,304

Total expenses	45,702
Less: expenses waived and reimbursed by the Adviser (see Note B)	(17,497)

Net expenses		28,205

Net investment income		378,452

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(28,551)
Forward currency exchange contracts		22,821
Swaps		9,238
Foreign currency transactions		(258,489)
Net change in unrealized appreciation (depreciation) of:
Investments		(1,015,290)
Forward currency exchange contracts		169,478
Swaps		2,135
Foreign currency denominated assets and liabilities		(1,678)

Net loss on investment and foreign currency transactions		(1,100,336)

Net Decrease in Net Assets from Operations		$(721,884)

(a)

After the close of business on May 12, 2023, AB High Yield Fund (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(b)	The Fund changed its fiscal year end from October 31 to November 30.

See notes to financial statements.

40 | AB HIGH YIELD ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	May 1, 2023, to May 31, 2023 (unaudited)(a)(b)		Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$378,452		$2,086,414	$3,122,505
Net realized loss on investment transactions	(254,981)		(2,815,081)	(624,732)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(845,355)		4,747,819	(10,903,207)

Net increase (decrease) in net assets from operations	(721,884)		4,019,152	(8,405,434)
Distributions to Shareholders
Class A	– 0	–	(40,418)	(48,807)
Advisor Class	(147,751)		(2,846,357)	(3,658,061)
Class Z	– 0	–	(2,010)	(4,016)
Transactions in Shares of the Fund
Net increase (decrease)	(1,863,768)		(122,993)	16,588,915

Total increase (decrease)	(2,733,403)		1,007,374	4,472,597
Net Assets
Beginning of period	69,305,204		68,297,830	63,825,233

End of period	$66,571,801		$69,305,204	$68,297,830

(a)

After the close of business on May 12, 2023, AB High Yield Fund (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(b)	The Fund changed its fiscal year end from October 31 to November 30.

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 41

NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield ETF (the “Fund”). The Fund commenced investment operations on May 15, 2023. At meetings held on January 31 – February 1, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of AB High Yield Portfolio (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, May 12, 2023. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). See Note H for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through May 12, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible,

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NOTES TO FINANCIAL STATEMENTS (continued)

among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by an independent pricing service or at a price obtained from one or more of the major broker-dealers. Swaps and other derivatives are valued daily, primarily using independent pricing models with market inputs from independent pricing services providers, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB HIGH YIELD ETF | 43

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$46,743,903		$3,332	(a)	$46,747,235
Corporates – Investment Grade		– 0	–	11,480,453		– 0	–	11,480,453
Governments – Treasuries		– 0	–	1,389,588		– 0	–	1,389,588
Emerging Markets – Corporate Bonds		– 0	–	1,223,111		10	(a)	1,223,121
Bank Loans		– 0	–	913,965		144,200		1,058,165
Common Stocks		135,566		1		182,689	(a)	318,256
Preferred Stocks		46,477		27,949		58,925		133,351
Rights		– 0	–	– 0	–	3,700	(a)	3,700
Commercial Mortgage-Backed Securities		– 0	–	3,190		– 0	–	3,190
Warrants		– 0	–	– 0	–	128		128
Short-Term Investments		3,385,720		– 0	–	– 0	–	3,385,720

Total Investments in Securities		3,567,763		61,782,160		392,984	(a)	65,742,907
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	37,487		– 0	–	37,487
Credit Default Swaps		– 0	–	22,758		– 0	–	22,758
Liabilities:
Total Return Swaps		– 0	–	(92,516)		– 0	–	(92,516)

Total		$3,567,763		$61,749,889		$392,984	(a)	$65,710,636

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are

abfunds.com	AB HIGH YIELD ETF | 47

NOTES TO FINANCIAL STATEMENTS (continued)

accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to May 12, 2023, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .60% of daily average net assets. For the period ended May 31, 2023, such reimbursements/waivers amounted to $14,082.

Prior to May 12, 2023, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the period ended May 31, 2023, the Adviser voluntarily agreed to waive such fees in the amount of $3,304.

Prior to May 12, 2023, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,412 for the period ended May 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended May 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $111.

A summary of the Fund’s transactions in AB mutual funds for the period ended May 31, 2023 is as follows:

Fund	Market Value 04/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,697	$4,426	$5,737	$3,386	$13

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of each Fund’s average daily net assets. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,657,304		$2,947,767
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$791,210
Gross unrealized depreciation	(6,824,121)

Net unrealized appreciation	$(6,032,911)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended May 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in

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accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the

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Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended May 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended May 31, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the period ended May 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$37,487

Credit contracts	Market value on credit default swaps	22,758

Credit contracts			Unrealized depreciation on total return swaps	$92,516

Total		$60,245		$92,516

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$22,821	$169,478

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	9,238	2,135

Total		$32,059	$171,613

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The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended May 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,820,406	(a)
Average principal amount of sale contracts	$4,422,076
Credit Default Swaps:
Average notional amount of buy contracts	$115,439
Average notional amount of sale contracts	$187,128	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,860,000	(a)
Total Return Swaps:
Average notional amount	$1,160,000

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$37,487	$ – 0	–	$	– 0	–	$	– 0	–	$37,487
Goldman Sachs International	22,758	(22,758)			– 0	–		– 0	–	– 0	–

Total	$60,245	$(22,758)		$	– 0	–	$	– 0	–	$37,487	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs International	$92,516	$(22,758)		$	– 0	–	$	– 0	–	$69,758

Total	$92,516	$(22,758)		$	– 0	–	$	– 0	–	$69,758	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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Transactions in shares of the Fund were as follows:

Shares	Amount
May 1, 2023 to May 31, 2023(a) (unaudited)	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	May 1, 2023 to May 31, 2023(a) (unaudited)	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A*

Shares sold	– 0	–	53,995	110,732	$	– 0	–	$451,271	$1,074,065

Shares issued in reinvestment of dividends	– 0	–	1,559	1,981	– 0	–	13,026	17,332

Shares converted to Advisor Class	– 0	–	(142,504)	– 0	–	– 0	–	(1,192,228)	– 0	–

Shares redeemed	– 0	–	(34,844)	(6,734)	– 0	–	(287,168)	(59,373)

Net increase (decrease)	– 0	–	(121,794)	105,979	$	– 0	–	$(1,015,099)	$1,032,024

Advisor Class
Shares sold	8,335	589,297	1,186,517	$293,204	$20,721,297	$45,166,837

Shares issued in reinvestment of dividends	3,186	45,759	51,700	111,243	1,612,336	1,949,901

Shares converted from:

Class A	– 0	–	33,808	– 0	–	– 0	–	1,192,228	– 0	–

Class Z	– 0	–	1,394	– 0	–	– 0	–	49,157	– 0	–

Shares redeemed	(64,745)	(645,029)	(807,595)	(2,268,215)	(22,633,730)	(31,564,032)

Net increase (decrease)	(53,224)	25,229	430,622	$(1,863,768)	$941,288	$15,552,706

Class Z*

Shares sold	– 0	–	– 0	–	2,395	$	– 0	–	$	– 0	–	$24,001

Shares issued in reinvestment of dividends	– 0	–	– 0	–(b)	90	– 0	–	1	834

Shares converted to Advisor Class	– 0	–	(5,877)	– 0	–	– 0	–	(49,157)	– 0	–

Shares redeemed	– 0	–	(3)	(2,485)	– 0	–	(26)	(20,650)

Net increase (decrease)	– 0	–	(5,880)	– 0	–	$	– 0	–	$(49,182)	$4,185

(a)

After the close of business on May 12, 2023, AB High Yield Fund (the “ Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A and Note H for additional information on the reorganization.

(b)	Amount is less than 0.50 shares.
*	Converted to Advisor Class on April 14, 2023.

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

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may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could

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lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain

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regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended October 31, 2022, period ended October 31, 2021 and year ended December 31, 2020 were as follows:

	November 1, 2021 to October 31, 2022	January 1, 2021 to October 31, 2021	January 1, 2020 to December 31, 2020
Distributions paid from:
Ordinary income	$3,710,884	$2,144,305	$2,379,537

Total taxable distributions paid	$3,710,884	$2,144,305	$2,379,537

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As of December 31, 2021, the Fund’s most recent tax year-end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$42,753
Accumulated capital and other losses	(9,133,476	)(a)
Unrealized appreciation (depreciation)	601,097	(b)

Total accumulated earnings (deficit)	$(8,489,626	)(c)

(a)

As of December 31, 2021, the Fund had a net capital loss carryforward of $9,133,476. During the tax year, the Fund utilized $856,675 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $4,806,884 and a net long-term capital loss carryforward of $4,326,592, which may be carried forward for an indefinite period.

NOTE H

Conversion

At meetings held on January 31 – February 1, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business May 12, 2023. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	8,071,417		– 0	–		$66,991,486	+	$	– 0	–
The Fund	– 0	–	1,914,045		$	– 0	–		$66,991,486

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $1,522,177 and unrealized depreciation on investments of $5,609,148, with a fair value of $63,671,262 and identified cost of $69,280,410.

abfunds.com	AB HIGH YIELD ETF | 63

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

May 1, 2023 to May 31, 2023(b) (unaudited)	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(c)	Year Ended December 31,	November 1, 2018 to December 31, 2018(d)	Year Ended October 31, 2018
2020	2019

Net asset value, beginning of period	$ 35.21	$ 34.62	$ 42.09	$ 41.58	$ 40.61	$ 37.53	$ 39.47	$ 40.95

Income From Investment Operations

Net investment income(e)(f)	.20	1.10	1.90	1.60	2.11	2.19	.38	2.11

Net realized and unrealized gain (loss) on investment transactions	(.52)	1.01	(7.08)	.68	1.26	3.25	(1.73)	(1.57)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)

Net increase (decrease) in net asset value from operations	(.32)	2.11	(5.19)	2.28	3.37	5.44	(1.35)	.54

Less: Dividends

Dividends from net investment income	(.11)	(1.52)	(2.28)	(1.77)	(2.40)	(2.36)	(.59)	(2.02)

Net asset value, end of period	$ 34.78	$ 35.21	$ 34.62	$ 42.09	$ 41.58	$ 40.61	$ 37.53	$ 39.47

Total Return

Total investment return based on net asset value(h)*	(.63)%	6.20%	(12.68)%	5.56%	8.95	%+	14.77	%+	(3.45)%	1.32	%**

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$66,572	$69,305	$67,249	$63,608	$38,751	$40,218	$30,509	$33,990

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(i)(j)†	.49	%^	.60	%^	.60%	.51	%^	.70%	.29	%++	.29	%^++	.33%

Expenses, before waivers/reimbursements(i)(j)†	.80	%^	1.31	%^	1.35%	1.74	%^	2.17%	1.84	%++	3.25	%^++	2.56%

Net investment income(e)	6.62	%^	6.24	%^	5.00%	4.60	%^	5.41%	5.45%	5.73	%^	5.20%

Portfolio turnover rate+++	4%	39%	48%	36%	75%	40%	5%	75%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.01	%^	.00%	.00	%^	.00%	.01%	.01	%^	.01%

See footnote summary on page 66.

abfunds.com	AB HIGH YIELD ETF | 65

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

(a)

After the close of business on May 12, 2023, AB High Yield Fund (the “Acquired Portfolio”) was converted into AB High Yield ETF. Per share amounts reflect the conversion of the Acquired Portfolio into the Fund.

(b)	The Fund changed its fiscal year end from October 31 to November 30.

(c)	The Fund changed its fiscal year end from December 31 to October 31.

(d)	The Fund changed its fiscal year end from October 31 to December 31.

(e)	Based on average shares outstanding.

(f)	Net of expenses waived/reimbursed by the Adviser.

(g)	Amount is less than $.005.

(h)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(i)	The expense ratios presented below exclude interest expense:

	May 1, 2023 to May 31, 2013(a) (unaudited)		Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(b)		Year Ended December 31,		November 1, 2018 to December 31, 2018(c)		Year Ended October 31, 2018
								2020	2019
Net of waivers/ reimbursements	.49	%^	.60	%^	.60%	.51	%^	.70%	.29%	.29	%^	.31%
Before waivers/ reimbursements	.80	%^	1.31	%^	1.35%	1.74	%^	2.17%	1.84%	3.25	%^	2.54%

(j)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2023, the year ended December 31, 2019, period ended December 31, 2018 and year ended October 31, 2018, such waivers amounted to .01% (annualized), .01%, .01% (annualized) and .01%, respectively.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019 and October 31, 2018 by .01%, and .03%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Robert Schwartz(2), Vice President William Smith(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld, Schwartz and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB HIGH YIELD ETF | 67

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB HIGH YIELD ETF | 69

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB High Yield ETF (the “Fund”) for an initial two-year period at a meeting held by video conference on January 31-February 1, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired

abfunds.com	AB HIGH YIELD ETF | 71

Portfolio (the “Conversion”). The portfolio management team of the Acquired Portfolio would continue to manage the assets of the Fund after the Conversion. The Conversion is expected to be consummated on or about May 12, 2023. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund

72 | AB HIGH YIELD ETF	abfunds.com

shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB HIGH YIELD ETF | 73

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

74 | AB HIGH YIELD ETF	abfunds.com

NOTES

abfunds.com	AB HIGH YIELD ETF | 75

NOTES

76 | AB HIGH YIELD ETF	abfunds.com

AB HIGH YIELD ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-HY-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

(NYSE: TAFI)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Short Duration Municipal ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,014.50	$1.36	0.27%
Hypothetical**	$1,000	$1,023.59	$1.36	0.27%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

2 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $168.3

1

The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.1% in 18 different states, District of Columbia, Guam and Puerto Rico.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 3

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.0%
Long-Term Municipal Bonds – 86.2%
Alabama – 4.8%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021-B 4.00%, 10/01/2052	$1,200	$1,186,660
Black Belt Energy Gas District (Royal Bank of Canada) Series 2022-D 4.00%, 12/01/2025	650	650,031
City of Huntsville AL Series 2016-B 5.00%, 05/01/2028	465	492,881
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	1,000	1,035,382
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	2,000	2,131,801
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	2,500	2,623,569

		8,120,324

Arizona – 1.2%
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	2,000	2,050,642

California – 3.4%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	1,000	1,045,281
City of Los Angeles Department of Airports Series 2022 5.00%, 05/15/2025	475	487,063
Newport Mesa Unified School District NATL Series 2007 Zero Coupon, 08/01/2031	2,000	1,536,922
State of California Series 2023 5.00%, 10/01/2024	640	656,488

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sweetwater Union High School District BAM Series 2014 5.00%, 08/01/2026	$1,075	$1,093,516
Victor Valley Union High School District Series 2013-B Zero Coupon, 08/01/2052 (Pre-refunded/ETM)	1,420	261,458
Washington Township Health Care District Series 2020-A 5.00%, 07/01/2031	650	693,906

		5,774,634

Colorado – 1.2%
Arapahoe County School District No 5 Cherry Creek AGM Series 2004 2.00%, 12/15/2023	1,225	1,216,175
City & County of Denver Co. Airport System Revenue Series 2020-B 5.00%, 11/15/2031	700	717,433

		1,933,608

Connecticut – 1.8%
City of Hartford CT BAM Series 2014-C 5.00%, 08/15/2023	500	501,502
State of Connecticut Series 2015-A 4.50%, 03/15/2033	2,500	2,547,647

		3,049,149

Delaware – 1.0%
Delaware State Health Facilities Authority Series 2013 5.00%, 07/01/2023 (Pre-refunded/ETM)	1,655	1,656,957

District of Columbia – 1.7%
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 02/28/2026	1,485	1,504,584
Metropolitan Washington Airports Authority Aviation Revenue Series 2017 5.00%, 10/01/2026	465	483,965
Series 2021-A 5.00%, 10/01/2023	945	948,744

		2,937,293

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 7.3%
Alachua County School Board (Alachua County School Board COP) Series 2020 5.00%, 07/01/2023	$1,000	$1,000,919
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2017 5.00%, 11/01/2026	600	621,338
County of Broward FL Series 2016 5.00%, 09/01/2025	1,265	1,269,451
County of Broward FL Airport System Revenue Series 2013-A 5.125%, 10/01/2038 (Pre-refunded/ETM)	1,500	1,506,453
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2015-A 5.00%, 10/01/2025	930	952,676
County of Miami-Dade Seaport Department Series 2013-B 6.25%, 10/01/2038 (Pre-refunded/ETM)	2,000	2,016,767
Series 2013-D 6.00%, 10/01/2025 (Pre-refunded/ETM)	700	705,301
Greater Orlando Aviation Authority Series 2022-A 5.00%, 10/01/2029	1,020	1,096,805
Hillsborough County Aviation Authority Series 2015 5.00%, 10/01/2040 (Pre-refunded/ETM)	1,000	1,015,023
Orange County Convention Center/Orlando Series 2010 5.00%, 10/01/2023	690	692,415
School Board of Miami-Dade County (The) Series 2014-A 5.00%, 05/01/2031 (Pre-refunded/ETM)	1,435	1,452,363

		12,329,511

Georgia – 2.7%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2025	200	198,937
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	1,000	996,149
5.00%, 09/01/2024	1,500	1,514,882

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Toronto-Dominion Bank/The) Series 2019-B 4.00%, 08/01/2049	$1,300	$1,303,191
Municipal Electric Authority of Georgia Series 2020 5.00%, 01/01/2029	500	539,240

		4,552,399

Guam – 1.8%
Guam Government Waterworks Authority Series 2013 5.50%, 07/01/2043 (Pre-refunded/ETM)	1,000	1,001,496
Territory of Guam Series 2019 5.00%, 11/15/2031	1,000	1,027,177
Territory of Guam (Guam Section 30 Income Tax) Series A 5.00%, 12/01/2026	1,000	1,026,833

		3,055,506

Illinois – 10.0%
Chicago Board of Education Series 2019-A 5.00%, 12/01/2030	1,575	1,642,313
Chicago Transit Authority Series 2017 5.00%, 06/01/2026	1,695	1,763,185
Chicago Transit Authority Capital Grant Receipts Revenue (City of Chicago IL Fed Hwy Grant) Series 2017 5.00%, 06/01/2025	1,000	1,024,163
City of Chicago IL Series 2020-A 5.00%, 01/01/2026	2,125	2,192,861
City of Chicago IL Waterworks Revenue AMBAC INS Series 2001 5.75%, 11/01/2030	970	1,040,549
Du Page & Will Counties Community School District No. 24 Indian Prairie Series 2015-A 5.00%, 12/30/2023	1,000	1,008,808
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	2,250	2,223,565

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Northern Illinois University BAM Series 2020-B 5.00%, 04/01/2031	$725	$772,918
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	1,000	1,000,000
Sangamon County School District No 186 Springfield AGM Series 2020-B 5.00%, 02/01/2032	690	756,265
State of Illinois Series 2017-D 5.00%, 11/01/2026	1,000	1,049,492
Series 2019-A 5.00%, 11/01/2029	685	750,435
Series 2023-D 5.00%, 07/01/2024	1,000	1,012,920
State of Illinois Sales Tax Revenue Series 2021-A 4.00%, 06/15/2028	535	546,798

		16,784,272

Indiana – 1.3%
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	500	446,422
Indianapolis Local Public Improvement Bond Bank Series 2021-A 5.00%, 06/01/2024	1,660	1,681,766

		2,128,188

Iowa – 0.3%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018-B 5.00%, 02/15/2025	500	510,287

Kansas – 2.4%
State of Kansas Department of Transportation Series 2015-A 2.75%, 09/01/2023	3,980	3,964,320

Louisiana – 2.8%
City of Shreveport LA BAM Series 2016 5.00%, 03/01/2027	1,400	1,463,196

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Insurance Guaranty Association) Series 2022 5.00%, 08/15/2029	$665	$709,572
Louisiana Stadium & Exposition District Series 2013-A 5.00%, 07/01/2029	2,555	2,555,254

		4,728,022

Massachusetts – 1.9%
Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group) Series 2019 5.00%, 07/01/2031	870	947,928
Massachusetts Port Authority Series 2017-A 5.00%, 07/01/2027	1,120	1,175,341
Series 2019-A 5.00%, 07/01/2024	1,070	1,083,253

		3,206,522

Michigan – 1.6%
Great Lakes Water Authority Water Supply System Revenue Series 2018-A 5.00%, 07/01/2024	450	456,624
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	1,190	1,207,517
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2013-I 5.00%, 10/15/2029	1,000	1,007,662

		2,671,803

Missouri – 0.4%
County of St Louis MO (County of St Louis MO Lease) Series 2020-A 4.00%, 12/01/2030	720	749,043

Nebraska – 1.5%
Public Power Generation Agency Series 2015 5.00%, 01/01/2025	2,525	2,576,501

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 1.9%
County of Clark Department of Aviation Series 2021-B 5.00%, 07/01/2025	$3,100	$3,165,506

New Jersey – 7.6%
Garden State Preservation Trust AGM Series 2005-A 5.75%, 11/01/2028	500	542,356
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015-X 5.00%, 06/15/2025	1,450	1,492,167
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034(a)	1,000	995,822
New Jersey Health Care Facilities Financing Authority (Valley Health System Obligated Group/NJ) Series 2019 5.00%, 07/01/2023	1,500	1,501,576
New Jersey Transportation Trust Fund Authority Series 2018 5.00%, 06/15/2023	1,000	1,000,491
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2023	4,500	4,502,210
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 06/15/2030	250	269,873
State of New Jersey Series 2020 4.00%, 06/01/2023	1,500	1,500,000
Township of Woodbridge NJ Series 2023 4.50%, 03/15/2024	1,000	1,008,058

		12,812,553

New York – 8.4%
City of New York NY Series 2014-A 5.00%, 08/01/2024	1,000	1,020,096

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2013-E 5.00%, 11/15/2023	$500	$502,344
Series 2016-A 5.00%, 11/15/2024	2,000	2,033,378
Series 2017-C 5.00%, 11/15/2025	530	544,747
5.00%, 11/15/2029	1,000	1,063,038
Nassau Health Care Corp. Series 2021 5.00%, 08/01/2024	865	881,388
New York Convention Center Development Corp. (New York City Hotel Unit Fee Revenue Hotel Occupancy Tax) Series 2015 5.00%, 11/15/2023	655	659,069
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2031	1,000	1,009,921
Series 2016 5.00%, 10/01/2025	1,000	1,026,404
Series 2021-2 3.00%, 10/01/2028	3,950	3,792,984
5.00%, 07/15/2024	1,500	1,518,993

		14,052,362

North Carolina – 1.2%
Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.) Series 2019 2.10%, 03/01/2027	1,000	975,467
North Carolina Turnpike Authority Series 2020 5.00%, 02/01/2024 (Pre-refunded/ETM)	1,000	1,010,512

		1,985,979

Ohio – 0.3%
Ohio Air Quality Development Authority (American Electric Power Co., Inc.) Series 2019 2.40%, 12/01/2038	500	431,513

Oklahoma – 1.8%
Kay County Public Buildings Authority (Kay County Independent School District No 71 Ponca City Lease) Series 2022 5.00%, 09/01/2023	2,085	2,089,174

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2029	$1,000	$965,867

		3,055,041

Pennsylvania – 2.1%
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2025	945	964,969
Pennsylvania Turnpike Commission Series 2019 5.00%, 12/01/2024	1,000	1,023,589
Reading School District BAM Series 2019-D 5.00%, 04/01/2025	1,500	1,538,974

		3,527,532

Puerto Rico – 1.1%
Commonwealth of Puerto Rico Series 2021-A 5.625%, 07/01/2027	108	112,888
5.625%, 07/01/2029	675	714,978
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(b)	1,000	1,014,844

		1,842,710

South Carolina – 0.9%
South Carolina Public Service Authority AGM Series 2014-C 5.00%, 12/01/2025	1,500	1,533,248

Texas – 3.9%
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	1,000	1,005,988
City of Carrollton TX Series 2019 5.00%, 08/15/2031	735	823,767
City of San Antonio TX Airport System Series 2019-A 5.00%, 07/01/2029	550	588,563
Harris County-Houston Sports Authority NATL Series 2002 Zero Coupon, 11/15/2023 (Pre-refunded/ETM)	675	662,950

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

La Joya Independent School District Series 2013 5.00%, 02/15/2028	$1,355	$1,463,945
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 5.00%, 12/31/2030	1,000	1,057,372
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	1,000	1,005,419

		6,608,004

Utah – 0.9%
Utah Board of Higher Education (University of Utah(The)) NATL Series 1998 5.50%, 04/01/2029	1,440	1,581,350

Virginia – 1.9%
Chesapeake Bay Bridge & Tunnel District Series 2019 5.00%, 11/01/2023	1,200	1,205,173
Virginia College Building Authority (Marymount University) Series 2015 5.25%, 07/01/2030(b)	1,000	1,006,801
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	1,000	996,554

		3,208,528

Washington – 2.6%
Port of Seattle WA Series 2017-D 5.00%, 05/01/2024	1,500	1,515,587
State of Washington Series 2016-R 5.00%, 08/01/2024	555	566,153
State of Washington (State of Washington Fed Hwy Grant) Series 2013-C 5.00%, 09/01/2024	1,220	1,224,323
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(b)	1,000	996,268

		4,302,331

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.5%
City of Milwaukee WI Series 2020-N 5.00%, 04/01/2027	$1,000	$1,053,267
City of Milwaukee WI Sewerage System Revenue Series 2016-S 4.00%, 06/01/2028	350	355,672
County of Kenosha WI Series 2021-A 2.00%, 09/01/2023	1,000	994,552
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 5.00%, 06/01/2029	700	754,283
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2030	1,000	1,047,866

		4,205,640

Total Long-Term Municipal Bonds (cost $145,695,181)		145,091,278

Short-Term Municipal Notes – 4.8%
Florida – 1.2%
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 3.25%, 06/01/2048(c)	1,000	1,000,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2013-B 3.25%, 01/01/2039(c)	1,000	1,000,000

		2,000,000

Idaho – 0.6%
Idaho Health Facilities Authority (St Luke’s Health System Ltd. Obligated Group/ID) Series 2018-C 3.92%, 03/01/2048(c)	1,000	1,000,000

New Jersey – 1.2%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 3.38%, 07/01/2036(c)	2,000	2,000,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.6%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 3.35%, 07/01/2045(c)	$1,000	$1,000,000

Virginia – 1.2%
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 3.40%, 07/01/2052(c)	2,000	2,000,000

Total Short-Term Municipal Notes (cost $8,000,000)		8,000,000

Total Municipal Obligations (cost $153,695,181)		153,091,278

CORPORATES - INVESTMENT GRADE – 3.6%
Financial Institutions – 2.4%
Banking – 1.8%
BPCE SA 5.15%, 07/21/2024(b)	375	366,382
Credit Suisse AG/New York NY 7.95%, 01/09/2025	850	861,288
HSBC Holdings PLC 3.803%, 03/11/2025	500	490,730
Societe Generale SA 5.00%, 01/17/2024(b)	750	737,235
Standard Chartered PLC 7.776%, 11/16/2025(b)	250	256,838
Synchrony Bank 5.625%, 08/23/2027	340	317,509

		3,029,982

Finance – 0.6%
Aircastle Ltd. 4.125%, 05/01/2024	880	861,018
Aviation Capital Group LLC 1.95%, 01/30/2026(b)	290	258,596

		1,119,614

Industrial – 1.2%
Consumer Cyclical - Other – 0.3%
Lennar Corp. 4.50%, 04/30/2024	500	495,775

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.7%
Altria Group, Inc. 3.40%, 05/06/2030	$215	$189,965
BAT Capital Corp. 4.906%, 04/02/2030	230	218,410
Philip Morris International, Inc. 5.625%, 11/17/2029	250	255,813
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	500	471,615

		1,135,803

Technology – 0.2%
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	370	332,342

		1,963,920

Total Corporates - Investment Grade (cost $6,146,132)		6,113,516

ASSET-BACKED SECURITIES – 3.0%
Autos - Fixed Rate – 2.0%
Carvana Auto Receivables Trust Series 2023-N1, Class A 6.36%, 04/12/2027(b)	484	482,443
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(b)	1,000	991,641
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	1,000	997,128
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	888	885,928

		3,357,140

Other ABS - Fixed Rate – 1.0%
ACHV ABS TRUST Series 2023-2PL, Class A 6.42%, 05/20/2030(b)	115	115,335
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(b)	500	496,505
Pagaya AI Debt Trust Series 2023-3, Class A 7.60%, 12/16/2030(b)	1,000	1,003,676
Theorem Funding Trust Series 2023-1A, Class A 7.58%, 04/15/2029(b)	144	144,595

		1,760,111

Total Asset-Backed Securities (cost $5,131,206)		5,117,251

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA2, Class M1A 7.081% (SOFR + 2.10%), 04/25/2043(b)(d)	$486	$488,189
Series 2023-DNA1, Class M1A 7.081% (SOFR + 2.10%), 03/25/2043(b)(d)	958	959,525

Total Collateralized Mortgage Obligations (cost $1,444,023)		1,447,714

SHORT-TERM INVESTMENTS – 0.6%
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 07/06/2023 (cost $696,781)	700	696,652

	Shares
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(e)(f)(g) (cost $284,670)	284,670	284,670

Total Short-Term Investments (cost $981,451)		981,322

Total Investments – 99.1% (cost $167,397,993)		166,751,081
Other assets less liabilities – 0.9%		1,589,565

Net Assets – 100.0%		$168,340,646

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	7,570	11/30/2024	1 Day SOFR	4.295%	Annual	$(51,355)	$	– 0	–	$(51,355)
USD	5,000	11/30/2024	1 Day SOFR	4.416%	Annual	(22,433)		– 0	–	(22,433)
USD	3,500	11/30/2024	1 Day SOFR	4.259%	Annual	(26,006)		– 0	–	(26,006)
USD	10,200	03/31/2025	1 Day SOFR	3.847%	Annual	(103,064)		– 0	–	(103,064)
USD	4,800	03/31/2025	1 Day SOFR	4.099%	Annual	(31,890)		– 0	–	(31,890)
USD	3,700	03/31/2025	1 Day SOFR	4.013%	Annual	(29,342)		– 0	–	(29,342)
USD	3,500	03/31/2025	1 Day SOFR	4.214%	Annual	(15,905)		– 0	–	(15,905)
USD	600	08/31/2027	3.408%	1 Day SOFR	Annual	8,232		– 0	–	8,232
USD	530	08/31/2027	3.756%	1 Day SOFR	Annual	(962)		– 0	–	(962)
USD	2,000	04/15/2032	3.275%	1 Day SOFR	Annual	22,169		– 0	–	22,169
USD	1,000	04/15/2032	3.215%	1 Day SOFR	Annual	15,752		– 0	–	15,752
USD	650	04/15/2032	3.291%	1 Day SOFR	Annual	6,403		– 0	–	6,403
USD	420	04/15/2032	3.852%	1 Day SOFR	Annual	(14,038)		– 0	–	(14,038)

						$(242,439)	$	– 0	–	$(242,439)

(a)	When-Issued or delayed delivery security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2023, the aggregate market value of these securities amounted to $11,201,929 or 6.7% of net assets.

(c)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2023.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.1% and 0.4%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 19

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $167,113,323)	$166,466,411
Affiliated issuers (cost $284,670)	284,670
Cash	1,728
Cash collateral due from broker	435,105
Interest receivable	2,154,208
Receivable for variation margin on centrally cleared swaps	34,919
Affiliated dividends receivable	2,823

Total assets	169,379,864

Liabilities
Payable for investment securities purchased	1,000,000
Advisory fee payable	39,218

Total liabilities	1,039,218

Net Assets	$168,340,646

Composition of Net Assets
Capital stock, at par	$675
Additional paid-in capital	168,494,985
Accumulated loss	(155,014)

Net Assets	$168,340,646

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 6,752,000 shares outstanding)	$24.93

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (unaudited)

Investment Income
Interest	$2,352,443
Dividends—Affiliated issuers	37,748
Other income	1,088	$2,391,279

Expenses
Advisory fee (see Note B)	177,996

Total expenses	177,996
Less: expenses waived and reimbursed by the Adviser (see Note B)	(887)

Net expenses		177,109

Net investment income		2,214,170

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		(31,203)
In-kind redemptions		336,958
Swaps		16,478
Net change in unrealized appreciation (depreciation) of:
Investments		(811,439)
Swaps		(228,199)

Net loss on investment transactions		(717,405)

Net Increase in Net Assets from Operations		$1,496,765

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2023 (unaudited)	September 14, 2022(a) to November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,214,170	$188,722
Net realized gain (loss) on investment transactions	322,233	(49,487)
Net change in unrealized appreciation (depreciation) of investments	(1,039,638)	150,287

Net increase in net assets from operations	1,496,765	289,522
Distribution to Shareholders	(1,843,065)	(98,236)
Transactions in Shares of the Fund
Net increase	121,140,920	47,294,650
Other capital	54,035	6,055

Total increase	120,848,655	47,491,991
Net Assets
Beginning of period	47,491,991	– 0	–

End of period	$168,340,646	$47,491,991

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Short Duration Municipal ETF (the “Fund”). The Fund commenced investment operations on September 14, 2022. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

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NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by an independent pricing service or at a price obtained from one or more of the major broker-dealers. Swaps and other derivatives are valued daily, primarily using independent pricing models with market inputs from independent pricing services providers, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset

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NOTES TO FINANCIAL STATEMENTS (continued)

or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$145,091,278		$	– 0	–	$145,091,278
Short-Term Municipal Notes		– 0	–	8,000,000			– 0	–	8,000,000
Corporates—Investment Grade		– 0	–	6,113,516			– 0	–	6,113,516
Asset-Backed Securities		– 0	–	5,117,251			– 0	–	5,117,251
Collateralized Mortgage Obligations		– 0	–	1,447,714			– 0	–	1,447,714
Short-Term Investments:
U.S. Treasury Bills		– 0	–	696,652			– 0	–	696,652
Investment Companies		284,670		– 0	–		– 0	–	284,670

Total Investments in Securities		284,670		166,466,411			– 0	–	166,751,081
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	52,556			– 0	–	52,556	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(294,995)			– 0	–	(294,995	)(b)

Total		$284,670		$166,223,972		$	– 0	–	$166,508,642

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .27% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the six months ended May 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $887.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$20	$60,044	$59,779	$285	$38

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of each Fund’s average daily net assets. No such fees are currently paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the six months ended May 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$104,559,142	$11,578,970
U.S. government securities	23,155,582	7,077,738

For the six months ended May 31, 2023, the Fund had in-kind purchases and sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$9,621,402		$13,401,117
U.S. government securities	– 0	–	14,554,375

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$339,381
Gross unrealized depreciation	(1,228,732)

Net unrealized depreciation	$(889,351)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the

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NOTES TO FINANCIAL STATEMENTS (continued)

respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as

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NOTES TO FINANCIAL STATEMENTS (continued)

variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2023, the Fund held interest rate swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$52,556	*	Payable for variation margin on centrally cleared swaps	$294,995	*

Total		$52,556			$294,995

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$16,478	$(228,199)

Total		$16,478	$(228,199)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2023:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$22,942,857

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Six Months Ended May 31, 2023 (unaudited)	September 14, 2022(a) to November 30, 2022		Six Months Ended May 31, 2023 (unaudited)	September 14, 2022(a) to November 30, 2022

Shares sold	6,800,000	1,902,000		$170,322,760	$47,294,650

Shares redeemed	(1,950,000)	– 0	–	(49,181,840)	– 0	–

Net increase	4,850,000	1,902,000		$121,140,920	$47,294,650

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID- 19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The

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NOTES TO FINANCIAL STATEMENTS (continued)

duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating Rate-Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a

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NOTES TO FINANCIAL STATEMENTS (continued)

specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities

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NOTES TO FINANCIAL STATEMENTS (continued)

or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$19,391

Total taxable distributions	$19,391
Tax-exempt distributions	78,845

Total distributions paid	$98,236

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$89,858
Accumulated capital and other losses	(49,487	)(a)
Unrealized appreciation (depreciation)	150,915	(b)

Total accumulated earnings (deficit)	$191,286

(a)	As of November 30, 2022, the Fund had a net capital loss carryforward of $49,487.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund had a net short-term capital loss carryforward of $49,487, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended May 31, 2023	September 14, 2022(a) to November 30, 2022

Net asset value, beginning of period	$ 24.97	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	.42	.16

Net realized and unrealized loss on investment transactions	(.07)	(.10)

Net increase in net asset value from operations	.35	.06

Less: Dividends

Dividends from net investment income	(.39)	(.09)

Net asset value, end of period	$ 24.93	$ 24.97

Total Return(d)

Total investment return based on net asset value	1.45%	.22%

Ratios/Supplemental Data.

Net assets, end of period (000’s omitted)	$168,341	$47,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.27%^	.27%^

Expenses, before waivers/reimbursements	.27%^	.27%^

Net investment income(c)	3.36%^	2.99%^

Portfolio turnover rate(e)	19%	11%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody,(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Tax-Aware Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) for an initial two-year period at meetings held in-person on May 3-4, 2022 (the “May Meeting”) and August 2-3, 2022 (together with the May Meeting, the “Meetings”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The

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directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s projected expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 49

NOTES

50 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

NOTES

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 51

NOTES

52 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF01-TASDM-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB ULTRA SHORT INCOME ETF

(NYSE: YEAR)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Ultra Short Income ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB ULTRA SHORT INCOME ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,027.20	$1.26	0.25%
Hypothetical**	$1,000	$1,023.68	$1.26	0.25%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

2 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $461.0

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ULTRA SHORT INCOME ETF | 3

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 47.8%
Financial Institutions – 34.0%
Banking – 24.6%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)	U.S.$	6,466	$6,262,644
AIB Group PLC 4.263%, 04/10/2025(a)		3,672	3,587,324
Ally Financial, Inc. 4.625%, 03/30/2025		2,343	2,251,506
Banco Santander SA 5.179%, 11/19/2025		2,400	2,354,952
Bank of America Corp. 0.523%, 06/14/2024		164	163,659
0.976%, 04/22/2025		1,371	1,313,610
1.53%, 12/06/2025		322	301,894
3.366%, 01/23/2026		487	468,100
3.458%, 03/15/2025		1,001	981,360
Barclays PLC 1.007%, 12/10/2024		2,264	2,199,702
3.932%, 05/07/2025		1,425	1,394,477
4.375%, 09/11/2024		540	527,180
5.20%, 05/12/2026		2,381	2,312,380
BNP Paribas SA 4.375%, 09/28/2025(a)		1,694	1,636,929
BPCE SA 2.375%, 01/14/2025(a)		1,541	1,450,759
4.50%, 03/15/2025(a)		824	794,179
5.15%, 07/21/2024(a)		4,115	4,020,437
Capital One Financial Corp. 4.166%, 05/09/2025		1,884	1,833,565
Credit Suisse AG/New York NY 7.95%, 01/09/2025		1,872	1,896,860
Danske Bank A/S 3.244%, 12/20/2025(a)		202	192,035
3.773%, 03/28/2025(a)		1,258	1,227,015
6.466%, 01/09/2026(a)		3,573	3,579,217
Deutsche Bank AG 0.898%, 05/28/2024		2,076	1,966,200
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		4,501	4,255,966
2.222%, 09/18/2024		228	223,716
Goldman Sachs Group, Inc. (The) 0.925%, 10/21/2024		913	894,457
1.757%, 01/24/2025		2,501	2,430,522

4 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 1.162%, 11/22/2024	U.S.$	235	$229,158
2.633%, 11/07/2025		665	632,861
3.803%, 03/11/2025		2,749	2,698,034
4.25%, 08/18/2025		1,103	1,066,744
Intesa Sanpaolo SpA 5.25%, 01/12/2024		678	673,335
7.00%, 11/21/2025(a)		3,500	3,576,545
Series XR 3.25%, 09/23/2024(a)		1,874	1,801,420
JPMorgan Chase & Co. 0.824%, 06/01/2025		362	344,132
1.514%, 06/01/2024		100	100,000
1.561%, 12/10/2025		71	66,611
3.797%, 07/23/2024		340	339,126
5.546%, 12/15/2025		2,000	2,002,620
Lloyds Banking Group PLC 3.87%, 07/09/2025		1,989	1,940,528
Mitsubishi UFJ Financial Group, Inc. 0.848%, 09/15/2024		884	870,351
Mizuho Financial Group, Inc. 0.849%, 09/08/2024		2,494	2,457,737
1.241%, 07/10/2024		560	557,066
2.839%, 07/16/2025		321	309,521
Morgan Stanley 0.79%, 05/30/2025		1,040	986,066
0.791%, 01/22/2025		1,038	1,004,421
1.164%, 10/21/2025		145	135,474
3.62%, 04/17/2025		644	631,101
Nationwide Building Society 1.00%, 08/28/2025(a)		2,424	2,195,683
3.90%, 07/21/2025(a)		495	478,818
NatWest Group PLC 4.269%, 03/22/2025		2,458	2,416,730
4.519%, 06/25/2024		863	861,826
Santander Holdings USA, Inc. 3.50%, 06/07/2024		120	116,633
4.50%, 07/17/2025		1,720	1,663,790
Santander UK Group Holdings PLC 1.089%, 03/15/2025		1,772	1,691,392
Societe Generale SA 2.226%, 01/21/2026(a)		1,471	1,366,912
2.625%, 01/22/2025(a)		1,780	1,673,663
4.25%, 04/14/2025(a)		672	641,088
4.75%, 11/24/2025(a)		503	476,411
5.00%, 01/17/2024(a)		2,149	2,112,424

abfunds.com	AB ULTRA SHORT INCOME ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 1.214%, 03/23/2025(a)	U.S.$	444	$425,481
3.785%, 05/21/2025(a)		377	368,167
7.776%, 11/16/2025(a)		927	952,353
Sumitomo Mitsui Financial Group, Inc. 3.748%, 07/19/2023		2,200	2,194,962
5.464%, 01/13/2026		2,000	2,008,240
Sumitomo Mitsui Trust Bank Ltd. 5.65%, 03/09/2026(a)		1,446	1,462,615
Svenska Handelsbanken AB 0.625%, 06/30/2023(a)		3,000	2,987,250
Truist Financial Corp. 2.50%, 08/01/2024		805	772,599
3.70%, 06/05/2025		1,538	1,477,895
UBS Group AG 4.125%, 09/24/2025(a)		3,574	3,445,372
4.488%, 05/12/2026(a)		2,980	2,884,491
US Bancorp 3.10%, 04/27/2026		1,974	1,824,845
Wells Fargo & Co. 1.654%, 06/02/2024		3,029	3,028,697
Western Union Co. (The) 2.85%, 01/10/2025		1,009	965,351

			113,437,184

Brokerage – 1.2%
Charles Schwab Corp. (The) 0.90%, 03/11/2026		3,878	3,399,765
Nomura Holdings, Inc. 1.851%, 07/16/2025		232	212,895
2.648%, 01/16/2025		428	405,890
5.099%, 07/03/2025		1,243	1,222,652
5.709%, 01/09/2026		393	393,090

			5,634,292

Finance – 4.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.75%, 01/30/2026		1,610	1,439,050
Series 3NC1 1.75%, 10/29/2024		2,772	2,598,417
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.50%, 01/15/2025		828	792,495
4.45%, 10/01/2025		539	519,591
4.50%, 09/15/2023		196	195,255
6.50%, 07/15/2025		733	739,392
Aircastle Ltd. 5.25%, 08/11/2025(a)		6,538	6,346,241

6 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aviation Capital Group LLC 1.95%, 01/30/2026(a)	U.S.$	4,192	$3,738,048
4.125%, 08/01/2025(a)		2,684	2,524,409
Synchrony Financial 4.50%, 07/23/2025		1,924	1,788,070
4.875%, 06/13/2025		439	415,140

			21,096,108

REITs – 3.6%
Boston Properties LP 3.80%, 02/01/2024		1,688	1,651,421
Brixmor Operating Partnership LP 3.65%, 06/15/2024		2,153	2,081,650
3.85%, 02/01/2025		1,006	966,746
Equinix, Inc. 1.25%, 07/15/2025		2,092	1,912,653
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		1,648	1,613,095
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025		1,538	1,486,585
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		1,853	1,780,214
Ventas Realty LP 4.125%, 01/15/2026		821	787,897
Welltower, Inc. 4.50%, 01/15/2024		4,166	4,117,091

			16,397,352

			156,564,936

Industrial – 12.1%
Basic – 0.4%
Glencore Funding LLC 1.625%, 09/01/2025(a)		2,079	1,914,738

Capital Goods – 1.0%
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		993	943,002
4.40%, 03/15/2024(b)		3,731	3,678,393

			4,621,395

Communications - Media – 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/2025		2,269	2,231,539
Warnermedia Holdings, Inc. 3.428%, 03/15/2024		1,683	1,650,552

			3,882,091

abfunds.com	AB ULTRA SHORT INCOME ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.5%
Bell Telephone Co of Canada or Bell Canada (The) Series US-3 0.75%, 03/17/2024	U.S.$	1,853	$1,783,383
Sprint LLC 7.125%, 06/15/2024		5,030	5,082,211

			6,865,594

Consumer Cyclical - Automotive – 2.0%
General Motors Financial Co., Inc. 6.05%, 10/10/2025		2,249	2,263,259
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		633	600,432
Harley-Davidson, Inc. 3.50%, 07/28/2025		1,721	1,639,907
Hyundai Capital America 1.00%, 09/17/2024(a)		1,744	1,640,005
1.30%, 01/08/2026(a)		1,897	1,701,533
5.50%, 03/30/2026(a)		1,445	1,444,725

			9,289,861

Consumer Cyclical - Other – 1.0%
Lennar Corp. 4.50%, 04/30/2024		4,604	4,565,096

Consumer Cyclical - Retailers – 0.5%
PVH Corp. 4.625%, 07/10/2025		2,303	2,245,103

Consumer Non-Cyclical – 1.4%
Royalty Pharma PLC 0.75%, 09/02/2023		1,946	1,918,989
1.20%, 09/02/2025		4,864	4,397,640

			6,316,629

Energy – 0.9%
EQT Corp. 6.125%, 02/01/2025(b)		2,232	2,232,692
Ovintiv, Inc. 5.65%, 05/15/2025		1,800	1,798,380

			4,031,072

Services – 0.4%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		1,600	1,613,120
Global Payments, Inc. 2.65%, 02/15/2025		271	258,092

			1,871,212

8 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 1.8%
Hewlett Packard Enterprise Co. 5.90%, 10/01/2024	U.S.$	3,535	$3,550,801
Microchip Technology, Inc. 0.972%, 02/15/2024		1,481	1,429,728
2.67%, 09/01/2023		1,915	1,897,191
4.333%, 06/01/2023		206	206,000
Skyworks Solutions, Inc. 0.90%, 06/01/2023		1,458	1,458,000

			8,541,720

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		1,841	1,807,613

			55,952,124

Utility – 1.7%
Electric – 1.7%
American Electric Power Co., Inc. 5.70%, 08/15/2025		1,836	1,857,647
Enel Finance International NV 6.80%, 10/14/2025(a)		2,468	2,540,831
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/2025		3,315	3,353,056

			7,751,534

Total Corporates - Investment Grade (cost $220,341,472)			220,268,594

GOVERNMENTS - TREASURIES – 6.3%
United States – 6.3%
U.S. Treasury Notes 5.401% (USBMMY3M + 0.03%), 07/31/2023(c)		22,000	21,996,401
5.541% (USBMMY3M + 0.17%), 04/30/2025(c)		5,000	5,007,493
5.572% (USBMMY3M + 0.20%), 01/31/2025(c)		2,000	2,005,884

Total Governments - Treasuries (cost $28,996,223)			29,009,778

ASSET-BACKED SECURITIES – 5.5%
Autos - Fixed Rate – 2.8%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		952	950,582

abfunds.com	AB ULTRA SHORT INCOME ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

American Credit Acceptance Receivables Trust Series 2023-1, Class A 5.45%, 09/14/2026(a)	U.S.$	1,193	$1,187,532
Carvana Auto Receivables Trust Series 2023-N1, Class A 6.36%, 04/12/2027(a)		1,451	1,447,329
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		1,015	1,006,515
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(a)		1,000	995,136
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,120	1,116,783
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		1,460	1,457,422
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)		329	327,712
Octane Receivables Trust Series 2023-2A, Class A2 5.88%, 06/20/2031(a)		2,700	2,693,735
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		986	983,381
United Auto Credit Securitization Trust Series 2023-1, Class A 5.57%, 07/10/2025(a)		970	967,995

			13,134,122

Other ABS - Fixed Rate – 2.7%
ACHV ABS TRUST Series 2023-2PL, Class A 6.42%, 05/20/2030(a)		381	380,605
Affirm Asset Securitization Trust Series 2022-A, Class B 4.64%, 05/17/2027(a)		1,200	1,135,820
Series 2022-Z1, Class A 4.55%, 06/15/2027(a)		403	396,414
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		1,394	1,377,514
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		785	779,514

10 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)	U.S.$	1,680	$1,663,637
Marlette Funding Trust Series 2023-2A, Class A 6.04%, 06/15/2033(a)		1,680	1,675,189
Pagaya AI Debt Trust Series 2023-1, Class A2 7.556%, 07/15/2030(a)		1,047	1,048,452
Series 2023-3, Class A 7.60%, 12/16/2030(a)		1,700	1,706,249
Theorem Funding Trust Series 2022-1A, Class A 1.85%, 02/15/2028(a)		267	262,211
Series 2022-3A, Class A 7.60%, 04/15/2029(a)		1,122	1,130,997
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		808	809,730

			12,366,332

Total Asset-Backed Securities (cost $25,582,971)			25,500,454

SHORT-TERM INVESTMENTS – 43.6%
U.S. Treasury Bills – 24.5%
United States – 24.5%
U.S. Treasury Bill Zero Coupon, 06/01/2023		15,000	14,998,075
Zero Coupon, 06/06/2023		25,000	24,981,615
Zero Coupon, 06/08/2023		9,000	8,990,778
Zero Coupon, 06/13/2023		17,000	16,969,853
Zero Coupon, 06/15/2023		40,000	39,919,811
Zero Coupon, 06/20/2023		5,000	4,986,423
Zero Coupon, 02/22/2024		2,000	1,928,180

Total U.S. Treasury Bills (cost $112,757,084)			112,774,735

Commercial Paper – 14.5%
American Honda Finance Corp. Zero Coupon, 07/13/2023		3,400	3,378,034
Australia & New Zealand Banking Group Ltd. Zero Coupon, 12/04/2023(a)		1,250	1,214,548
Banco Santander SA Zero Coupon, 08/17/2023(a)		600	593,102
Bayer Corp. Zero Coupon, 08/07/2023(a)		1,000	989,893
BNP Paribas SA/New York NY Zero Coupon 10/26/2023		3,100	3,030,861

abfunds.com	AB ULTRA SHORT INCOME ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DNB Bank ASA Zero Coupon, 10/13/2023(a)	U.S.$	900	$881,934
Zero Coupon, 11/03/2023(a)		1,200	1,171,956
Zero Coupon, 01/17/2024(a)		2,700	2,605,354
Duke Energy Corp. Zero Coupon, 06/20/2023(a)		1,700	1,694,977
Fidelity National Information Services, Inc. Zero Coupon, 07/12/2023(a)		4,600	4,570,999
General Motors Financial Co., Inc. Zero Coupon, 07/17/2023(a)		1,600	1,588,064
Intesa Sanpaolo Funding LLC Zero Coupon, 10/31/2023		300	292,573
Lloyds Bank Corporate Markets PLC Zero Coupon, 11/01/2023		1,400	1,366,732
Mercedes-Benz Finance North America LLC Zero Coupon, 06/26/2023(a)		1,700	1,693,690
Mondelez International, Inc. Zero Coupon, 07/11/2023(a)		1,700	1,689,568
MUFG Bank Ltd./NY Zero Coupon, 11/10/2023		3,700	3,608,413
NatWest Markets PLC Series G Zero Coupon, 10/10/2023(a)		2,100	2,056,818
NextEra Energy Capital Holdings, Inc. Zero Coupon, 07/05/2023(a)		4,600	4,575,099
Nordea Bank Abp 5.40% (SOFR + 0.34%), 10/31/2023(a)(c)		300	300,014
Nutrien Ltd. Zero Coupon, 07/24/2023(a)		4,600	4,562,436
Royal Bank of Canada/New York Zero Coupon, 10/23/2023(a)		1,800	1,761,111
Zero Coupon, 12/12/2023(a)		1,350	1,309,818
Sempra Energy Zero Coupon, 09/06/2023(a)		3,300	3,248,741
Zero Coupon, 09/07/2023(a)		3,600	3,543,501
Skandinaviska Enskilda Banken AB 5.32% (SOFR + 0.26%), 08/25/2023(a)(c)		1,200	1,200,110
Sumitomo Mitsui Trust Bank Ltd. Zero Coupon, 07/13/2023(a)		2,635	2,618,712
Swedbank AB Zero Coupon, 12/01/2023		1,000	972,022
5.33% (SOFR + 0.27%), 09/01/2023(c)		2,900	2,900,116
TELUS Corp. Zero Coupon, 07/07/2023(a)		1,700	1,690,520
Toronto-Dominion Bank (The) Zero Coupon, 10/23/2023(a)		500	488,966
Zero Coupon, 11/15/2023(a)		2,500	2,435,798

12 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Westpac Banking Corp. Zero Coupon, 10/11/2023(a)	U.S.$	370	$362,665
5.48% (SOFR + 0.42%), 01/12/2024(a)(c)		2,700	2,700,368

Total Commercial Paper (cost $67,139,169)			67,097,513

Agencies – 1.9%
Agency Discount Notes – 1.9%
Federal Home Loan Bank Discount Notes Zero Coupon, 07/12/2023		590	586,199
Zero Coupon, 08/30/2023		3,245	3,200,017
Zero Coupon, 09/06/2023		5,000	4,925,493

Total Agencies (cost $8,720,337)			8,711,709

Certificates of Deposit – 1.8%
Credit Agricole Corporate and Investment Bank 5.51%, 11/21/2023		1,804	1,801,313
Mizuho Bank Ltd./New York NY 5.21%, 07/03/2023		1,300	1,300,122
Standard Chartered Bank/New York 5.23%, 10/05/2023		2,700	2,697,133
Swedbank AB/New York 5.21%, 01/24/2024		250	249,067
5.47%, 02/23/2024		450	448,932
Westpac Banking Corp./New York 5.44%, 12/01/2023		800	799,158
5.58%, 03/08/2024		850	848,723

Total Certificates of Deposit (cost $8,153,525)			8,144,448

		Shares
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(d)(e)(f) (cost $4,014,422)		4,014,422	4,014,422

Total Short-Term Investments (cost $200,784,537)			200,742,827

Total Investments – 103.2% (cost $475,705,203)			475,521,653
Other assets less liabilities – (3.2)%			(14,544,435)

Net Assets – 100.0%			$460,977,218

abfunds.com	AB ULTRA SHORT INCOME ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	231	September 2023	$ 25,197,047	$ 143,133

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2023, the aggregate market value of these securities amounted to $152,520,143 or 33.1% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 2023.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2023.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

USBMMY3M – U.S. Treasury 3 Month Bill Money Market Yield

See notes to financial statements.

14 | AB ULTRA SHORT INCOME ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $471,690,781)	$471,507,231
Affiliated issuers (cost $4,014,422)	4,014,422
Cash	33,605
Cash collateral due from broker	392,701
Receivable for shares of beneficial interest sold	3,767,558
Unaffiliated interest and dividends receivable	2,616,578
Receivable for variation margin on futures	79,405
Affiliated dividends receivable	22,439

Total assets	482,433,939

Liabilities
Payable for investment securities purchased	21,376,372
Advisory fee payable	80,349

Total liabilities	21,456,721

Net Assets	$460,977,218

Composition of Net Assets
Capital stock, at par	$918
Additional paid-in capital	459,444,050
Distributable earnings	1,532,250

Net Assets	$460,977,218

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 9,176,000 shares outstanding)	$50.24

See notes to financial statements.

abfunds.com	AB ULTRA SHORT INCOME ETF | 15

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $3,770)	$6,679,077
Dividends—Affiliated issuers	120,695	$6,799,772

Expenses
Advisory fee (see Note B)	327,039
Total expenses	327,039
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(2,998)

Net expenses		324,041

Net investment income		6,475,731

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		260,708
In-kind redemptions		(7,322)
Futures		160,975
Net change in unrealized appreciation (depreciation) of:
Investments		(84,357)
Futures		151,883

Net gain on investment transactions		481,887

Net Increase in Net Assets from Operations		$6,957,618

See notes to financial statements.

16 | AB ULTRA SHORT INCOME ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2023 (unaudited)	September 14, 2022(a) to November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,475,731	$1,268,689
Net realized gain (loss) on investment transactions	414,361	(477,260)
Net change in unrealized appreciation (depreciation) of investments	67,526	(107,943)

Net increase in net assets from operations	6,957,618	683,486
Distribution to Shareholders	(5,377,810)	(731,044)
Transactions in Shares of the Fund
Net increase	309,330,895	150,050,000
Other capital	64,073	– 0	–

Total increase	310,974,776	150,002,442
Net Assets
Beginning of period	150,002,442	– 0	–

End of period	$460,977,218	$150,002,442

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB ULTRA SHORT INCOME ETF | 17

NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Ultra Short Income ETF (the “Fund”). The Fund commenced investment operations on September 14, 2022. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of

18 | AB ULTRA SHORT INCOME ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by an independent pricing service or at a price obtained from one or more of the major broker-dealers. Swaps and other derivatives are valued daily, primarily using independent pricing models with market inputs from independent pricing services providers, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as

abfunds.com	AB ULTRA SHORT INCOME ETF | 19

NOTES TO FINANCIAL STATEMENTS (continued)

described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

20 | AB ULTRA SHORT INCOME ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$220,268,594		$	– 0	–	$220,268,594
Governments – Treasuries		– 0	–	29,009,778			– 0	–	29,009,778
Asset-Backed Securities		– 0	–	25,500,454			– 0	–	25,500,454
Short-Term Investments:
U.S. Treasury Bills		– 0	–	112,774,735			– 0	–	112,774,735
Commercial Paper		14,301,636		52,795,877			– 0	–	67,097,513
Agencies		– 0	–	8,711,709			– 0	–	8,711,709
Certificates of Deposit		– 0	–	8,144,448			– 0	–	8,144,448
Investment Companies		4,014,422		– 0	–		– 0	–	4,014,422

Total Investments in Securities		18,316,058		457,205,595			– 0	–	475,521,653
Other Financial Instruments(a):
Assets:
Futures		143,133		– 0	–		– 0	–	143,133	(b)
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total		$18,459,191		$457,205,595		$	– 0	–	$475,664,786

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

abfunds.com	AB ULTRA SHORT INCOME ETF | 21

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .25% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the six months ended May 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $2,998.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,864	$161,247	$159,097	$4,014	$121

abfunds.com	AB ULTRA SHORT INCOME ETF | 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of each Fund’s average daily net assets. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$257,723,505	$117,346,143
U.S. government securities	16,666,986	19,813,693

For the six months ended May 31, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$495,499	$1,643,422

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$656,985
Gross unrealized depreciation	(697,402)

Net unrealized depreciation	$(40,417)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect

24 | AB ULTRA SHORT INCOME ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2023, the Fund held futures for hedging and non-hedging purposes.

abfunds.com	AB ULTRA SHORT INCOME ETF | 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$143,133	*

Total		$143,133

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$160,975	$151,883

Total		$160,975	$151,883

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2023:

Futures:
Average notional amount of buy contracts	$25,053,914	(a)
Average notional amount of sale contracts	$19,227,164	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for five months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Six Months Ended May 31, 2023 (unaudited)	September 14, 2022(a) to November 30, 2022		Six Months Ended May 31, 2023 (unaudited)	September 14, 2022(a) to November 30, 2022

Shares sold	6,225,000	3,001,000		$311,838,040	$150,050,000

Shares redeemed	(50,000)	– 0	–	(2,507,145)	– 0	–

Net increase	6,175,000	3,001,000		$309,330,895	$150,050,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest.

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NOTES TO FINANCIAL STATEMENTS (continued)

The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests to the extent these expenses are not waived or reimbursed by the Adviser.

ETF Share Price and Net Asset Value—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The net asset value per share (“NAV”) of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could

abfunds.com	AB ULTRA SHORT INCOME ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s net asset value or the Fund could face trading halts or de-listing.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing

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NOTES TO FINANCIAL STATEMENTS (continued)

Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$731,044

Total taxable distributions	$731,044

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$537,645
Accumulated capital and other losses	(486,010	)(a)
Unrealized appreciation (depreciation)	(99,193	)(b)

Total accumulated earnings (deficit)	$(47,558)

(a)	As of November 30, 2022, the Fund had a net capital loss carryforward of $485,990. As of November 30, 2022, the cumulative deferred loss on straddles was $20.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund had a net short-term capital loss carryforward of $472,211 and a net long-term capital loss carryforward of $13,779, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to

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NOTES TO FINANCIAL STATEMENTS (continued)

ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended May 31, 2023		September 14, 2022(a) to November 30, 2022

Net asset value, beginning of period	$ 49.98		$ 50.00

Income From Investment Operations

Net investment income(b)(c)	1.23		.42

Net realized and unrealized gain (loss) on investment transactions	.13		(.20)

Net increase in net asset value from operations	1.36		.22

Less: Dividends

Dividends from net investment income	(1.10)		(.24)

Net asset value, end of period	$ 50.24		$ 49.98

Total Return

Total investment return based on net asset value(d)	2.72%		.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$460,977		$150,002

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.25	%^	.25%^

Expenses, before waivers/reimbursements	.25	%^	.25%^

Net investment income(c)	4.95	%^	3.98%^

Portfolio turnover rate(e)	86%		35%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Matthew S. Sheridan(2), Vice President Lucas Krupa(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Ultra Short Income Investment Team. Messrs. Sheridan and Krupa are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Ultra Short Income ETF (the “Fund”) for an initial two-year period at meetings held in-person on May 3-4, 2022 (the “ May Meeting”) and August 2-3, 2022 (together with the May Meeting, the “Meetings”)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise

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of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did

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not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ULTRA SHORT INCOME ETF | 41

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

42 | AB ULTRA SHORT INCOME ETF	abfunds.com

NOTES

abfunds.com	AB ULTRA SHORT INCOME ETF | 43

NOTES

44 | AB ULTRA SHORT INCOME ETF	abfunds.com

AB ULTRA SHORT INCOME ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF01-USI-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB US HIGH DIVIDEND ETF

(NYSE: HIDV)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB US High Dividend ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB US HIGH DIVIDEND ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2 | AB US HIGH DIVIDEND ETF	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,027.20	$0.89	**	0.45	%**
Hypothetical***	$1,000	$1,022.69	$2.27		0.45%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**

Expenses paid are based on the period from March 22, 2023 (commencement of operations) and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the since inception period).

***	Assumes 5% annual return before expenses.

abfunds.com	AB US HIGH DIVIDEND ETF | 3

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Apple, Inc.	$520,052	8.4%

Microsoft Corp.	393,739	6.4

Amazon.com, Inc.	150,484	2.4

Alphabet, Inc. – Class A	129,382	2.1

NVIDIA Corp.	119,556	1.9

Eli Lilly & Co.	109,083	1.8

Merck & Co., Inc.	97,603	1.6

Salesforce, Inc.	92,926	1.5

Pfizer, Inc.	87,788	1.4

Cisco Systems, Inc.	86,128	1.4

	$1,786,741	28.9%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

4 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 26.2%
Communications Equipment – 1.4%
Cisco Systems, Inc.	1,734	$86,128

IT Services – 1.2%
International Business Machines Corp.	548	70,467

Semiconductors & Semiconductor Equipment – 6.2%
Applied Materials, Inc.	547	72,915
Broadcom, Inc.	45	36,358
NVIDIA Corp.	316	119,556
QUALCOMM, Inc.	666	75,531
Texas Instruments, Inc.	452	78,594

		382,954

Software – 9.0%
Adobe, Inc.(a)	52	21,725
Dolby Laboratories, Inc. – Class A	588	48,528
Microsoft Corp.	1,199	393,739
Salesforce, Inc.(a)	416	92,926

		556,918

Technology Hardware, Storage & Peripherals – 8.4%
Apple, Inc.	2,934	520,052

		1,616,519

Financials – 15.6%
Banks – 2.0%
Bank OZK	84	2,905
Citigroup, Inc.	1,383	61,294
JPMorgan Chase & Co.	160	21,714
KeyCorp	1,506	14,066
Synovus Financial Corp.	780	21,130

		121,109

Capital Markets – 2.0%
Evercore, Inc. – Class A	248	26,772
Invesco Ltd.	3,334	47,943
Janus Henderson Group PLC	1,870	49,143

		123,858

Consumer Finance – 0.8%
OneMain Holdings, Inc.	1,316	49,824

Financial Services – 5.0%
Berkshire Hathaway, Inc. – Class B(a)	165	52,978
Corebridge Financial, Inc.	2,786	46,303
Mastercard, Inc. – Class A	20	7,300
TFS Financial Corp.	4,316	48,814
UWM Holdings Corp.	10,121	51,921

abfunds.com	AB US HIGH DIVIDEND ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Visa, Inc. – Class A	369	$81,560
Western Union Co. (The)	1,455	16,573

		305,449

Insurance – 3.8%
Assured Guaranty Ltd.	946	48,955
Axis Capital Holdings Ltd.	610	31,659
Fidelity National Financial, Inc.	168	5,735
First American Financial Corp.	832	45,702
Old Republic International Corp.	1,980	48,490
Prudential Financial, Inc.	120	9,443
Unum Group	1,064	46,231

		236,215

Mortgage Real Estate Investment Trusts (REITs) – 2.0%
AGNC Investment Corp.	5,382	49,461
Annaly Capital Management, Inc.	1,239	23,392
Rithm Capital Corp.	6,142	49,996

		122,849

		959,304

Consumer Discretionary – 11.8%
Automobile Components – 0.7%
Lear Corp.	357	43,790

Automobiles – 1.7%
Ford Motor Co.	4,887	58,644
Tesla, Inc.(a)	210	42,825

		101,469

Broadline Retail – 3.4%
Amazon.com, Inc.(a)	1,248	150,484
Kohl’s Corp.	1,265	23,175
Macy’s, Inc.	2,652	36,040

		209,699

Diversified Consumer Services – 1.4%
Grand Canyon Education, Inc.(a)	420	43,999
H&R Block, Inc.	1,353	40,387

		84,386

Hotels, Restaurants & Leisure – 1.1%
Booking Holdings, Inc.(a)	25	62,720
Travel + Leisure Co.	196	7,148

		69,868

Specialty Retail – 2.5%
Dick’s Sporting Goods, Inc.	394	50,239
Gap, Inc. (The)	6,312	50,622
Home Depot, Inc. (The)	183	51,872

		152,733

6 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.0%
Ralph Lauren Corp.	121	$12,863
Tapestry, Inc.	1,236	49,465

		62,328

		724,273

Health Care – 11.1%
Biotechnology – 2.5%
AbbVie, Inc.	485	66,910
Amgen, Inc.	203	44,792
Gilead Sciences, Inc.	522	40,163

		151,865

Health Care Providers & Services – 1.3%
Cardinal Health, Inc.	629	51,767
UnitedHealth Group, Inc.	63	30,696

		82,463

Pharmaceuticals – 7.3%
Bristol-Myers Squibb Co.	909	58,576
Eli Lilly & Co.	254	109,083
Johnson & Johnson	257	39,850
Merck & Co., Inc.	884	97,603
Organon & Co.	480	9,307
Perrigo Co. PLC	1,482	47,365
Pfizer, Inc.	2,309	87,788

		449,572

		683,900

Communication Services – 8.0%
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	4,334	68,174
Comcast Corp. – Class A	1,940	76,339
Verizon Communications, Inc.	2,115	75,357

		219,870

Interactive Media & Services – 4.4%
Alphabet, Inc. – Class A(a)	1,053	129,382
Alphabet, Inc. – Class C(a)	632	77,970
Meta Platforms, Inc. – Class A(a)	242	64,062

		271,414

		491,284

Real Estate – 6.1%
Health Care REITs – 1.4%
Medical Properties Trust, Inc.	4,637	38,255
Omega Healthcare Investors, Inc.	1,700	50,677

		88,932

Hotel & Resort REITs – 0.1%
Park Hotels & Resorts, Inc.	301	3,895

abfunds.com	AB US HIGH DIVIDEND ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 1.1%
Highwoods Properties, Inc.	1,142	$23,617
Hudson Pacific Properties, Inc.	4,182	19,530
SL Green Realty Corp.	1,006	23,269

		66,416

Retail REITs – 1.1%
Simon Property Group, Inc.	503	52,890
Spirit Realty Capital, Inc.	480	18,749

		71,639

Specialized REITs – 2.4%
EPR Properties	1,189	49,593
Gaming and Leisure Properties, Inc.	914	44,000
VICI Properties, Inc.	1,745	53,973

		147,566

		378,448

Consumer Staples – 5.5%
Consumer Staples Distribution & Retail – 0.8%
Walgreens Boots Alliance, Inc.	1,718	52,176

Household Products – 2.5%
Clorox Co. (The)	326	51,567
Colgate-Palmolive Co.	745	55,413
Kimberly-Clark Corp.	229	30,750
Procter & Gamble Co. (The)	105	14,962

		152,692

Tobacco – 2.2%
Altria Group, Inc.	1,413	62,765
Philip Morris International, Inc.	774	69,668

		132,433

		337,301

Industrials – 5.3%
Building Products – 0.6%
Owens Corning	361	38,385

Ground Transportation – 0.1%
Ryder System, Inc.	101	7,962

Industrial Conglomerates – 0.9%
3M Co.	582	54,306

Machinery – 2.9%
Allison Transmission Holdings, Inc.	1,013	47,915
Caterpillar, Inc.	320	65,840
Snap-on, Inc.	94	23,393
Timken Co. (The)	615	44,003

		181,151

8 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.4%
ManpowerGroup, Inc.	335	$23,507

Trading Companies & Distributors – 0.4%
MSC Industrial Direct Co., Inc. – Class A	263	23,649

		328,960

Materials – 3.9%
Chemicals – 1.1%
Chemours Co., (The)	788	20,874
LyondellBasell Industries NV – Class A	591	50,554

		71,428

Containers & Packaging – 1.2%
Ardagh Metal Packaging SA	6,845	24,711
International Paper Co.	1,618	47,634

		72,345

Metals & Mining – 1.6%
Southern Copper Corp.	736	49,143
Steel Dynamics, Inc.	516	47,420

		96,563

		240,336

Utilities – 3.1%
Electric Utilities – 1.6%
Entergy Corp.	491	48,216
Pinnacle West Capital Corp.	653	50,464

		98,680

Gas Utilities – 0.6%
UGI Corp.	1,394	38,990

Multi-Utilities – 0.9%
Consolidated Edison, Inc.	555	51,782
Public Service Enterprise Group, Inc.	55	3,286

		55,068

		192,738

Energy – 2.9%
Oil, Gas & Consumable Fuels – 2.9%
Antero Midstream Corp.	4,579	46,752
Chevron Corp.	26	3,916
Exxon Mobil Corp.	253	25,852
Phillips 66	545	49,927
Valero Energy Corp.	262	28,044
Vitesse Energy, Inc.	1,090	25,168

		179,659

Total Common Stocks (cost $6,002,835)		6,132,722

abfunds.com	AB US HIGH DIVIDEND ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(b)(c)(d) (cost $19,159)	19,159	$19,159

Total Investments – 99.8% (cost $6,021,994)		6,151,881
Other assets less liabilities – 0.2%		12,063

Net Assets – 100.0%		$6,163,944

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

10 | AB US HIGH DIVIDEND ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,002,835)	$6,132,722
Affiliated issuers (cost $19,159)	19,159
Unaffiliated dividends receivable	14,328
Affiliated dividends receivable	72

Total assets	6,166,281

Liabilities
Advisory fee payable	2,337

Total liabilities	2,337

Net Assets	$6,163,944

Composition of Net Assets
Capital stock, at par	$12
Additional paid-in capital	5,976,548
Distributable earnings	187,384

Net Assets	$6,163,944

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 120,020 shares outstanding)	$51.36

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 11

STATEMENT OF OPERATIONS

For the Period from March 22, 2023(a) to May 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$40,253
Affiliated issuers	112	$40,365

Expenses
Advisory fee (see Note B)	5,296

Total expenses	5,296
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2)

Net expenses		5,294

Net investment income		35,071

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(51,845)
In-kind redemptions		74,271
Net change in unrealized appreciation (depreciation) of investments		129,887

Net gain on investment transactions		152,313

Net Increase in Net Assets from Operations		$187,384

(a)	Commencement of operations.

See notes to financial statements.

12 | AB US HIGH DIVIDEND ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	March 22, 2023(a) to May 31, 2023 (unaudited)
Increase in Net Assets from Operations
Net investment income	$35,071
Net realized gain on investment transactions	22,426
Net change in unrealized appreciation (depreciation) of investments	129,887

Net increase in net assets from operations	187,384
Transactions in Shares of the Fund
Net increase (decrease)	5,976,560

Total increase	6,163,944
Net Assets
Beginning of period	– 0	–

End of period	$6,163,944

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 13

NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US High Dividend ETF (the “Fund”). The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

14 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by an independent pricing service or at a price obtained from one or more of the major broker-dealers. Swaps and other derivatives are valued daily, primarily using independent pricing models with market inputs from independent pricing services providers, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset

abfunds.com	AB US HIGH DIVIDEND ETF | 15

NOTES TO FINANCIAL STATEMENTS (continued)

or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$6,132,722		$	– 0	–	$	– 0	–	$6,132,722
Short-Term Investments	19,159			– 0	–		– 0	–	19,159

Total Investments in Securities	6,151,881			– 0	–		– 0	–	6,151,881
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$6,151,881		$	– 0	–	$	– 0	–	$6,151,881

(a)	See Portfolio of Investments for sector classifications.

16 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

abfunds.com	AB US HIGH DIVIDEND ETF | 17

NOTES TO FINANCIAL STATEMENTS (continued)

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .45% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended May 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $2.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$52	$33	$19	$0	*

*	Amount is less than $500.

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of each Fund’s average daily net assets. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,159,720		$2,149,233
U.S. government securities	– 0	–	– 0	–

For the six months ended May 31, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions	$1,998,627	$1,028,705

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$321,872
Gross unrealized depreciation	(191,985)

Net unrealized appreciation	$129,887

abfunds.com	AB US HIGH DIVIDEND ETF | 19

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended May 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares	Amount
	March 22, 2023(a) to May 31, 2023 (unaudited)	March 22, 2023(a) to May 31, 2023 (unaudited)

Shares sold	140,020	$7,003,898

Shares redeemed	(20,000)	(1,027,338)

Net increase	120,020	$5,976,560

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Dividend Paying Securities Risk—The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on securities held by the Fund in the future, or that dividends will remain at current levels or increase.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high

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NOTES TO FINANCIAL STATEMENTS (continued)

rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Quantitative Models—The Adviser uses quantitative models to identify investment opportunities. These models are based on the assumption that price movements in most markets display very similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Adviser recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the Adviser and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Adviser will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV than on the NAV of a diversified fund.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is

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NOTES TO FINANCIAL STATEMENTS (continued)

not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB US HIGH DIVIDEND ETF | 25

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of The Fund Outstanding Throughout Each Period

	March 22, 2023(a) to May 31, 2023 (unaudited)

Net asset value, beginning of period	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.30

Net realized and unrealized gain on investment transactions	1.06

Net increase in net asset value from operations	1.36

Net asset value, end of period	$ 51.36

Total Return

Total investment return based on net asset value(d)	2.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,164

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.45	%^

Expenses, before waivers/reimbursements	.45	%^

Net investment income(c)	2.98	%^

Portfolio turnover rate(e)	35%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Vikas Kapoor(2), Vice President Eugene Smit(2), Vice President Cherie Tian(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s US Systematic Equity Income Investment Team. Messrs. Kapoor, Smit and Ms. Tian are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB US HIGH DIVIDEND ETF | 27

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB US HIGH DIVIDEND ETF | 29

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB US High Dividend ETF (the “Fund”) for an initial two-year period at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

abfunds.com	AB US HIGH DIVIDEND ETF | 31

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the

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Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB US HIGH DIVIDEND ETF | 33

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

34 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES

abfunds.com	AB US HIGH DIVIDEND ETF | 35

NOTES

36 | AB US HIGH DIVIDEND ETF	abfunds.com

AB US HIGH DIVIDEND ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-UHD-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB US LOW VOLATILITY

EQUITY ETF

(NYSE: LOWV)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB US Low Volatility Equity ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,055.50	$0.96	**	0.48	%**
Hypothetical***	$1,000	$1,022.54	$2.42		0.48%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**

Expenses paid are based on the period from March 22, 2023 (commencement of operations) and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the since inception period).

***	Assumes 5% annual return before expenses.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 3

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$654,153	8.9%

Alphabet, Inc. – Class C	378,375	5.1

Apple, Inc.	303,275	4.1

Broadcom, Inc.	260,971	3.5

AutoZone, Inc.	190,947	2.6

Merck & Co., Inc.	188,139	2.5

UnitedHealth Group, Inc.	174,919	2.4

Oracle Corp.	165,584	2.2

Adobe, Inc.	151,240	2.0

AbbVie, Inc.	143,616	1.9

	$2,611,219	35.2%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

4 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.6%
Information Technology – 32.8%
Electronic Equipment, Instruments & Components – 0.6%
CDW Corp./DE	234	$40,175

IT Services – 4.5%
Amdocs Ltd.	913	85,977
Genpact Ltd.	3,294	121,154
VeriSign, Inc.(a)	563	125,729

		332,860

Semiconductors & Semiconductor Equipment – 4.4%
Broadcom, Inc.	323	260,971
KLA Corp.	84	37,211
Texas Instruments, Inc.	169	29,386

		327,568

Software – 19.2%
Adobe, Inc.(a)	362	151,240
Fortinet, Inc.(a)	929	63,479
Gen Digital, Inc.	5,220	91,559
Intuit, Inc.	129	54,066
Microsoft Corp.	1,992	654,153
Nice Ltd. (Sponsored ADR)(a)	167	34,392
Oracle Corp.	1,563	165,584
ServiceNow, Inc.(a)	261	142,188
VMware, Inc. – Class A(a)	463	63,102

		1,419,763

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.	1,711	303,275

		2,423,641

Health Care – 14.4%
Biotechnology – 3.6%
AbbVie, Inc.	1,041	143,616
Gilead Sciences, Inc.	1,077	82,864
Vertex Pharmaceuticals, Inc.(a)	124	40,123

		266,603

Health Care Providers & Services – 5.6%
AmerisourceBergen Corp.	221	37,603
Centene Corp.(a)	1,235	77,077
CVS Health Corp.	405	27,552
McKesson Corp.	243	94,974
UnitedHealth Group, Inc.	359	174,919

		412,125

Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc.	60	30,508

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.8%
Bristol-Myers Squibb Co.	487	$31,382
Eli Lilly & Co.	229	98,346
Johnson & Johnson	224	34,734
Merck & Co., Inc.	1,704	188,139

		352,601

		1,061,837

Financials – 13.9%
Banks – 1.9%
JPMorgan Chase & Co.	1,013	137,474

Capital Markets – 3.5%
Cboe Global Markets, Inc.	332	43,964
Houlihan Lokey, Inc.	701	61,204
Nasdaq, Inc.	1,473	81,531
S&P Global, Inc.	198	72,751

		259,450

Financial Services – 3.4%
Fidelity National Information Services, Inc.	895	48,840
Mastercard, Inc. – Class A	198	72,274
Visa, Inc. – Class A	605	133,723

		254,837

Insurance – 5.1%
Everest Re Group Ltd.	238	80,925
Marsh & McLennan Cos., Inc.	566	98,020
Progressive Corp. (The)	432	55,257
Selective Insurance Group, Inc.	444	42,948
Willis Towers Watson PLC	447	97,826

		374,976

		1,026,737

Communication Services – 10.1%
Diversified Telecommunication Services – 2.2%
Comcast Corp. – Class A	2,545	100,146
Verizon Communications, Inc.	1,789	63,742

		163,888

Entertainment – 1.6%
Electronic Arts, Inc.	924	118,272

Interactive Media & Services – 6.3%
Alphabet, Inc. – Class C(a)	3,067	378,375
Meta Platforms, Inc. – Class A(a)	322	85,240

		463,615

		745,775

Industrials – 6.2%
Aerospace & Defense – 1.3%
Lockheed Martin Corp.	226	100,346

6 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.7%
AECOM	634	$49,484

Ground Transportation – 0.5%
Knight-Swift Transportation Holdings, Inc.	696	38,273

Professional Services – 3.7%
Automatic Data Processing, Inc.	349	72,937
Booz Allen Hamilton Holding Corp.	334	33,594
Experian PLC (Sponsored ADR)	1,387	49,114
Paychex, Inc.	705	73,976
RELX PLC (Sponsored ADR)	1,328	41,566

		271,187

		459,290

Consumer Staples – 6.1%
Beverages – 1.4%
Coca-Cola Co. (The)	1,766	105,360

Consumer Staples Distribution & Retail – 2.0%
Koninklijke Ahold Delhaize NV (Sponsored ADR)	2,702	85,599
Walmart, Inc.	409	60,070

		145,669

Food Products – 0.9%
General Mills, Inc.	795	66,907

Household Products – 0.5%
Procter & Gamble Co. (The)	255	36,337

Tobacco – 1.3%
Philip Morris International, Inc.	1,104	99,371

		453,644

Consumer Discretionary – 6.1%
Broadline Retail – 0.7%
Amazon.com, Inc.(a)	421	50,764

Hotels, Restaurants & Leisure – 1.4%
Booking Holdings, Inc.(a)	19	47,667
Compass Group PLC (ADR)	2,126	58,061

		105,728

Specialty Retail – 4.0%
AutoZone, Inc.(a)	80	190,947
O’Reilly Automotive, Inc.(a)	116	104,784

		295,731

		452,223

Utilities – 2.8%
Electric Utilities – 2.1%
American Electric Power Co., Inc.	770	64,002
NextEra Energy, Inc.	296	21,744

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Xcel Energy, Inc.	1,081	$70,579

		156,325

Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	1,820	51,342

		207,667

Energy – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
Shell PLC (ADR)	2,112	118,272

Materials – 0.6%
Chemicals – 0.6%
LyondellBasell Industries NV – Class A	532	45,507

Total Common Stocks (cost $6,690,035)		6,994,593

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(b)(c)(d) (cost $388,486)	388,486	388,486

Total Investments – 99.9% (cost $7,078,521)		7,383,079
Other assets less liabilities – 0.1%		6,425

Net Assets – 100.0%		$7,389,504

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

8 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,690,035)	$6,994,593
Affiliated issuers (cost $388,486)	388,486
Unaffiliated dividends receivable	7,672
Affiliated dividends receivable	1,341

Total assets	7,392,092

Liabilities
Advisory fee payable	2,588

Total liabilities	2,588

Net Assets	$7,389,504

Composition of Net Assets
Capital stock, at par	$14
Additional paid-in capital	7,070,606
Distributable earnings	318,884

Net Assets	$7,389,504

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 140,020 shares outstanding)	$52.77

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 9

STATEMENT OF OPERATIONS

For the Period from March 22, 2023(a) to May 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $206)	$18,151
Affiliated issuers	2,456	$20,607

Expenses
Advisory fee (see Note B)	5,533

Total expenses	5,533
Less: expenses waived and reimbursed by the Adviser (see Note B)	(56)

Net expenses		5,477

Net investment income		15,130

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(804)
Net change in unrealized appreciation (depreciation) of investments		304,558

Net gain on investment transactions		303,754

Net Increase in Net Assets from Operations		$318,884

(a)	Commencement of operations.

See notes to financial statements.

10 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	March 22, 2023(a) to May 31, 2023 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,130
Net realized loss on investment transactions	(804)
Net change in unrealized appreciation (depreciation) of investments	304,558

Net increase in net assets from operations	318,884
Transactions in Shares of the Fund
Net increases	7,070,620

Total increase	7,389,504
Net Assets
Beginning of period	– 0	–

End of period	$7,389,504

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 11

NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Low Volatility Equity ETF (the “Fund”). The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

12 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by an independent pricing service or at a price obtained from one or more of the major broker-dealers. Swaps and other derivatives are valued daily, primarily using independent pricing models with market inputs from independent pricing services providers, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 13

NOTES TO FINANCIAL STATEMENTS (continued)

or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$6,994,593		$	– 0	–	$	– 0	–	$6,994,593
Short-Term Investments	388,486			– 0	–		– 0	–	388,486

Total Investments in Securities	7,383,079			– 0	–		– 0	–	7,383,079
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$7,383,079		$	– 0	–	$	– 0	–	$7,383,079

(a)	See Portfolio of Investments for sector classifications.

14 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended May 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $56.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$485	$97	$388	$2

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of each Fund’s average daily net assets. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$5,067,930		$342,418
U.S. government securities	– 0	–	– 0	–

For the period ended May 31, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions	$1,965,327	$	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$424,980
Gross unrealized depreciation	(120,422)

Net unrealized appreciation	$304,558

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the period ended May 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	March 22, 2023(a) to May 31, 2023 (unaudited)	March 22, 2023(a) to May 31, 2023 (unaudited)

Shares sold	140,020	$7,070,620

Net increase	140,020	$7,070,620

(a)	Commencement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The net asset value per share (“NAV”) of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value

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NOTES TO FINANCIAL STATEMENTS (continued)

of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a

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NOTES TO FINANCIAL STATEMENTS (continued)

“synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of The Fund Outstanding Throughout Each Period

	March 22, 2023(a) to May 31, 2023 (unaudited)

Net asset value, beginning of period	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.13

Net realized and unrealized gain on investment transactions	2.64

Net increase in net asset value from operations	2.77

Net asset value, end of period	$ 52.77

Total Return

Total investment return based on net asset value(d)	5.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,390

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.48	%^

Expenses, before waivers/reimbursements	.48	%^

Net investment income(c)	1.31	%^

Portfolio turnover rate(e)	6%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kent W. Hargis(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Equities Investment Team. Mr. Hargis is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB US Low Volatility Equity ETF (the “Fund”) for an initial two-year period at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the

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Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 31

NOTES

32 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

AB US LOW VOLATILITY EQUITY ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-ULVE-0152-0523

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2023